UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22946
Guggenheim Strategy Funds Trust
(Exact name of registrant as specified in charter)
805 King Farm Blvd, Suite 600, Rockville, MD 20850
(Address of principal executive offices) (Zip code)
Amy J. Lee
805 King Farm Blvd, Suite 600, Rockville, MD 20850
(Name and address of agent for service)
Registrant’s telephone number, including area code: (301) 296-5100
Date of fiscal year end:  September 30
Date of reporting period: October 1, 2018 – September 30, 2019

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

(Unaudited)

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for the Funds in the Guggenheim Strategy Funds Trust: Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Funds”). The report covers the annual fiscal period ended September 30, 2019.

Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund. Please see the shareholder report for Guggenheim Ultra Short Duration Fund for more information.

The investment objective for the Funds is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Funds will achieve their objective.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

(Unaudited)

The Strategy Funds may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

(Unaudited)

ECONOMIC AND MARKET OVERVIEW
Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.
On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.
Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.
Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.
Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

(Unaudited)

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.
As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.
For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned
-0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

*Index Definitions
Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

(Unaudited)

Strategy Fund II

For the annual fiscal period ended September 30, 2019, the return of Guggenheim Strategy Fund II was 2.37%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 2.33% for the fiscal year.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53% and -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered the fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.
In response to the fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes.  As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion.  In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.
Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity.
The Fund ended the fiscal year with its largest allocation in short maturity investment grade corporate bonds.  Despite our longer-term view of the risks forming in the corporate bond market, we believed short-tenor corporate securities are a high-quality way to earn an attractive coupon. Given the short maturity profile of these instruments, we maintained a high conviction in the return of principal prior to any downturn in the credit markets.
The Fund’s allocation to structured credit, specifically CLOs and Commercial ABS, contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-agency RMBS generated positive absolute return primarily from carry. Carry refers to the income received from portfolio investments over a defined period.  Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS securities reinforced demand throughout the period.
The Fund employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.
The Fund remained underweight short-term U.S. Treasuries, opting for short-duration credit risk within structured assets and corporate credit. The volatility in the fourth quarter along with the Fed’s interest rate cuts spurred a rally in short-term government securities. As a result, the Fund’s underweight exposure to the sector detracted from performance.
In addition, the Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. As high-quality, short-term bonds posted gains, the hedge in the portfolio was a detractor.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Strategy Fund III

For the annual fiscal period ended September 30, 2019, the return of Guggenheim Strategy Fund III was 2.24%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 2.33% for the fiscal year.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53% and -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered the fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.
In response to the fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.
Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity.
The Fund ended the fiscal year with its largest allocation in short maturity investment grade corporate bonds. Despite our longer-term view of the risks forming in the corporate bond market, we believed short-tenor corporate securities are a high-quality way to earn an attractive coupon. Given the short maturity profile of these instruments, we maintained a high conviction in the return of principal prior to any downturn in the credit markets.
The Fund’s allocation to structured credit, specifically CLOs and Commercial ABS, contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-agency RMBS generated positive absolute return primarily from carry. Carry refers to the income received from portfolio investments over a defined period.  Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS securities reinforced demand throughout the period.
The Fund employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.
The Fund remained underweight short-term U.S. Treasuries, opting for short-duration credit risk within structured assets and corporate credit. The volatility in the fourth quarter along with the Fed’s interest rate cuts spurred a rally in short-term government securities. As a result, the Fund’s underweight exposure to the sector detracted from performance.
In addition, the Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. As high-quality, short-term bonds posted gains, the hedge in the portfolio was a detractor.
Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Variable Insurance Strategy Fund III

For the annual fiscal period ended September 30, 2019, the return of Guggenheim Variable Insurance Strategy Fund III was 2.21%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 2.33% for the fiscal year.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety.  The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53% and -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered the fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.
In response to the fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.
Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity.
The Fund ended the fiscal year with its largest allocation in short maturity investment grade corporate bonds. Despite our longer-term view of the risks forming in the corporate bond market, we believed short-tenor corporate securities are a high-quality way to earn an attractive coupon. Given the short maturity profile of these instruments, we maintained a high conviction in the return of principal prior to any downturn in the credit markets.
The Fund’s allocation to structured credit, specifically CLOs and Commercial ABS, contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-agency RMBS generated positive absolute return primarily from carry. Carry refers to the income received from portfolio investments over a defined period. Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS securities reinforced demand throughout the period.
The Fund employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.
The Fund remained underweight short-term U.S. Treasuries, opting for short-duration credit risk within structured assets and corporate credit. The volatility in the fourth quarter along with the Fed’s interest rate cuts spurred a rally in short-term government securities. As a result, the Fund’s underweight exposure to the sector detracted from performance.
In addition, the Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. As high-quality, short-term bonds posted gains, the hedge in the portfolio was a detractor.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Guggenheim Strategy Fund II
PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	34.6%
Corporate Bonds	20.6%
Collateralized Mortgage Obligations	18.9%
Foreign Government Debt	18.0%
Repurchase Agreement	5.3%
Commercial Paper	1.0%
U.S. Government Securities	1.0%
Senior Floating Rate Interests	0.5%
Money Market Fund	0.1%
Other Assets & Liabilities, net	0.0%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2019
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund II	2.37%	2.30%	2.14%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	2.33%	0.94%	0.84%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Government of Japan, 01/10/20	2.8%
Capital One Multi-Asset Execution Trust, 1.99%	2.3%
Government of Japan, 0.10%	2.2%
ALM XII Ltd., 3.21%	2.0%
Ocwen Master Advance Receivables Trust, 2.51%	2.0%
Telos CLO Ltd., 3.57%	1.6%
Government of Japan, 10/21/19	1.4%
Federative Republic of Brazil, 07/01/20	1.4%
American Express Credit Account Master Trust, 2.67%	1.2%
State of Israel, 0.50%	1.2%
Top Ten Total	18.1%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

Portfolio Breakdown	% of Net Assets
Asset Backed Securities	35.3%
Collateralized Mortgage Obligations	21.6%
Foreign Government Debt	16.7%
Corporate Bonds	16.3%
Repurchase Agreement	5.6%
Commercial Paper	2.0%
U.S. Government Securities	1.0%
Senior Floating Rate Interests	0.8%
Money Market Fund	0.2%
Other Assets & Liabilities, net	0.5%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2019
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund III	2.24%	2.55%	2.39%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	2.33%	0.94%	0.84%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Government of Japan, 0.10%	2.9%
Government of Japan, 01/10/20	2.7%
Capital One Multi-Asset Execution Trust, 1.99%	2.2%
Ocwen Master Advance Receivables Trust, 2.51%	2.0%
Federative Republic of Brazil, 07/01/20	1.3%
American Express Credit Account Master Trust, 2.67%	1.2%
Telos CLO Ltd., 3.57%	1.1%
Denali Capital CLO XI Ltd., 3.41%	1.1%
MP CLO VIII Ltd., 3.17%	1.1%
State of Israel, 0.50%	1.1%
Top Ten Total	16.7%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Variable Insurance Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

Portfolio Breakdown	% of Net Assets
Asset Backed Securities	35.8%
Collateralized Mortgage Obligations	21.6%
Corporate Bonds	18.1%
Foreign Government Debt	15.0%
Repurchase Agreement	5.3%
U.S. Government Securities	1.0%
Commercial Paper	1.0%
Senior Floating Rate Interests	0.9%
Money Market Fund	0.6%
Other Assets & Liabilities, net	0.7%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2019
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Variable Insurance Strategy Fund III	2.21%	2.59%	2.41%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	2.33%	0.94%	0.84%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Government of Japan, 01/10/20	2.3%
Government of Japan, 0.10%	2.2%
Capital One Multi-Asset Execution Trust, 1.99%	2.1%
Ocwen Master Advance Receivables Trust, 2.51%	2.0%
Telos CLO Ltd., 3.57%	1.6%
Federative Republic of Brazil, 07/01/20	1.5%
American Express Credit Account Master Trust, 2.67%	1.2%
Flagship CLO VIII Ltd., 4.12%	1.2%
MP CLO VIII Ltd., 3.17%	1.1%
Denali Capital CLO XI Ltd., 3.41%	1.1%
Top Ten Total	16.3%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

	Expense Ratio[1]	Fund Return	Beginning account value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Strategy Fund II	0.09%	1.46%	$1,000.00	$1,014.60	$0.45
Guggenheim Strategy Fund III	0.09%	1.48%	1,000.00	1,014.80	0.45
Guggenheim Variable Insurance Strategy Fund III	0.20%	1.47%	1,000.00	1,014.70	1.01

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Strategy Fund II	0.09%	5.00%	$1,000.00	$1,024.62	$0.46
Guggenheim Strategy Fund III	0.09%	5.00%	1,000.00	1,024.62	0.46
Guggenheim Variable Insurance Strategy Fund III	0.20%	5.00%	1,000.00	1,024.07	1.01

1	Annualized.
2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Shares	Value
MONEY MARKET FUND† - 0.1%
Dreyfus Treasury Prime Cash Management Institutional Shares 1.83%[1]	289,416	$289,416
Total Money Market Fund
(Cost $289,416)		289,416

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 34.6%
Collateralized Loan Obligations - 21.9%
ALM XII Ltd.
2018-12A, 3.21% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[2,3]	9,327,061	9,325,714
Telos CLO Ltd.
2017-6A, 3.57% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	7,375,237	7,380,535
MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	5,100,000	5,100,105
Flagship CLO VIII Ltd.
2018-8A, 4.12% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	5,100,000	5,001,549
Denali Capital CLO XI Ltd.
2018-1A, 3.41% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	5,000,000	4,996,194
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	4,826,787	4,830,115
Shackleton VIII CLO Ltd.
2017-8A, 3.20% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	4,800,000	4,787,168
Cent CLO 24 Ltd.
2018-24A, 3.95% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/15/26[2,3]	4,500,000	4,473,219
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	4,108,934	4,102,100
ACIS CLO Ltd.
2014-3A, 3.76% (3 Month USD LIBOR + 1.51%, Rate Floor: 0.00%) due 02/01/26[2,3]	2,018,642	2,019,814

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 34.6% (continued)
Collateralized Loan Obligations - 21.9% (continued)
2015-6A, 3.84% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	1,761,491	$1,762,718
Palmer Square Loan Funding Ltd.
2018-4A, 3.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	2,483,481	2,482,581
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	1,000,000	999,050
Octagon Investment Partners XIX Ltd.
2017-1A, 3.40% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[2,3]	3,069,667	3,071,324
Mountain Hawk II CLO Ltd.
2018-2A, 3.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	3,000,000	3,000,414
Avery Point V CLO Ltd.
2017-5A, 3.80% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[2,3]	3,000,000	2,989,105
Golub Capital Partners CLO Ltd.
2018-36A, 3.59% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	3,000,000	2,954,820
Marathon CLO V Ltd.
2017-5A, 3.60% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,618,482	1,595,793
2017-5A, 3.02% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,166,990	1,162,371
Venture XII CLO Ltd.
2018-12A, 2.94% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	2,679,242	2,670,652
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.04% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	2,576,898	2,567,384

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 34.6% (continued)
Collateralized Loan Obligations - 21.9% (continued)
Garrison BSL CLO Ltd.
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	2,550,000	$2,550,216
Midocean Credit CLO V
2018-5A, 3.90% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	2,550,000	2,520,062
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	2,500,000	2,497,519
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,500,000	2,462,827
Halcyon Loan Advisors Funding Ltd.
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	2,250,000	2,250,990
THL Credit Wind River CLO Ltd.
2019-1A, 3.18% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	1,750,000	1,750,395
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.71% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	1,750,000	1,739,490
Oaktree CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 1.35%) due 10/20/27[2,3]	1,250,000	1,228,858
Golub Capital BDC CLO LLC
2018-1A, 3.68% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[2,3]	1,200,000	1,183,792
Cent CLO Ltd.
2013-19A, 3.59% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	1,056,237	1,056,539

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 34.6% (continued)
Collateralized Loan Obligations - 21.9% (continued)
MidOcean Credit CLO IV
2018-4A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	995,874	$991,307
BDS
2018-FL2, 2.97% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	971,114	968,862
Staniford Street CLO Ltd.
2017-1A, 3.30% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 06/15/25[2,3]	843,208	842,870
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[2,3]	699,733	695,879
Total Collateralized Loan Obligations		100,012,331
Credit Card - 5.1%
Capital One Multi-Asset Execution Trust
2017-A4, 1.99% due 07/17/23	10,500,000	10,502,431
American Express Credit Account Master Trust
2018-1, 2.67% due 10/17/22	5,700,000	5,714,608
Citibank Credit Card Issuance Trust
2017-A3, 1.92% due 04/07/22	3,750,000	3,747,524
Chase Issuance Trust
2015-A4, 1.84% due 04/15/22	3,450,000	3,446,299
Total Credit Card		23,410,862
Financial - 3.5%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[2,3]	3,000,000	3,000,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,2,3	2,650,000	2,650,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,2,3	2,350,000	2,350,000
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[2,3]	1,500,000	1,501,520

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 34.6% (continued)
Financial - 3.5% (continued)
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[2,3]	750,000	$750,434
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[2,3]	600,000	600,000
Barclays Bank plc
GMTN, 2.86% due 10/31/19	2,400,000	2,400,346
GMTN, 2.62% (1 Month USD LIBOR + 0.60%) due 06/02/20[2,3]	2,050,000	2,045,653
Madison Avenue Securitization Trust
due 11/01/20[3]	800,000	800,000
Total Financial		16,097,953
Automotive - 2.1%
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[2]	3,950,000	3,953,002
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[2]	2,950,000	2,954,141
Carmax Auto Owner Trust
2019-3, 2.26% due 08/17/20	2,639,619	2,639,386
Total Automotive		9,546,529
Transport-Aircraft - 1.0%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	2,577,616	2,638,463
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,940,915	1,991,019
Total Transport-Aircraft		4,629,482
Transport-Container - 1.0%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	3,383,333	3,382,850
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	1,075,000	1,074,128
Total Transport-Container		4,456,978
Total Asset-Backed Securities
(Cost $158,404,019)		158,154,135
CORPORATE BONDS†† - 20.6%
Financial - 12.6%
Lloyds Bank plc
2.70% (3 Month USD LIBOR + 0.49%) due 05/07/21[3]	3,850,000	3,849,608

	Face
	Amount~	Value
CORPORATE BONDS†† - 20.6% (continued)
Financial - 12.6% (continued)
Citizens Bank North America/Providence RI
2.70% (3 Month USD LIBOR + 0.57%) due 05/26/20[3]	3,830,000	$3,839,311
Credit Agricole S.A.
3.10% (3 Month USD LIBOR + 0.97%) due 06/10/20[2,3]	3,800,000	3,821,091
HSBC Holdings plc
2.72% (3 Month USD LIBOR + 0.60%) due 05/18/21[3]	3,800,000	3,803,912
Australia & New Zealand Banking Group Ltd.
3.13% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	3,675,000	3,716,468
Goldman Sachs Group, Inc.
3.32% (3 Month USD LIBOR + 1.20%) due 09/15/20[3]	2,660,000	2,680,505
3.90% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,000,000	1,019,358
Capital One Financial Corp.
2.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,525,000	2,528,944
2.94% (3 Month USD LIBOR + 0.76%) due 05/12/20[3]	1,100,000	1,103,517
Wells Fargo & Co.
3.11% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	3,150,000	3,169,289
Citibank North America
2.63% (3 Month USD LIBOR + 0.50%) due 06/12/20[3]	3,070,000	3,078,353
Sumitomo Mitsui Trust Bank Ltd.
3.21% (3 Month USD LIBOR + 0.91%) due 10/18/19[2,3]	2,740,000	2,741,464
Bank of America Corp.
2.94% (3 Month USD LIBOR + 0.66%) due 07/21/21[3]	2,435,000	2,441,689
AvalonBay Communities, Inc.
2.73% (3 Month USD LIBOR + 0.43%) due 01/15/21[3]	2,350,000	2,348,700
Sumitomo Mitsui Financial Group, Inc.
3.78% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	2,158,000	2,197,211

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 20.6% (continued)
Financial - 12.6% (continued)
UBS Group Funding Switzerland AG
4.08% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,875,000	$1,914,163
Santander UK plc
2.76% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	1,790,000	1,791,634
JPMorgan Chase & Co.
2.82% (3 Month USD LIBOR + 0.68%) due 06/01/21[3]	1,200,000	1,201,918
2.40% due 06/07/21	423,000	425,011
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[3]	1,550,000	1,550,571
AXIS Specialty Finance LLC
5.88% due 06/01/20	1,100,000	1,125,653
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	1,070,000	1,071,517
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[3]	1,070,000	1,070,873
UBS AG
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[2,3]	1,000,000	1,002,681
Citigroup, Inc.
3.48% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	750,000	761,192
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[2]	680,000	684,769
Mitsubishi UFJ Financial Group, Inc.
4.02% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	617,000	629,931
Svenska Handelsbanken AB
3.35% due 05/24/21	594,000	606,451
Essex Portfolio, LP
5.20% due 03/15/21	300,000	310,393
American Tower Corp.
2.80% due 06/01/20	250,000	250,952
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	250,000	250,668
Sumitomo Mitsui Banking Corp.
2.65% (3 Month USD LIBOR + 0.35%) due 01/17/20[3]	250,000	250,232

	Face
	Amount~	Value
CORPORATE BONDS†† - 20.6% (continued)
Financial - 12.6% (continued)
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	234,000	$234,021
Total Financial		57,472,050
Consumer, Non-cyclical - 3.9%
Express Scripts Holding Co.
2.87% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	3,825,000	3,825,310
General Mills, Inc.
2.86% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	3,650,000	3,658,287
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	3,000,000	3,011,915
Zimmer Biomet Holdings, Inc.
2.91% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	2,000,000	2,000,035
CVS Health Corp.
2.82% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,500,000	1,507,234
2.73% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	160,000	160,316
Mondelez International, Inc.
3.00% due 05/07/20	1,200,000	1,206,142
Bayer US Finance LLC
2.38% due 10/08/19[2]	1,000,000	999,992
Quest Diagnostics, Inc.
2.50% due 03/30/20	740,000	740,736
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	470,000	473,573
Constellation Brands, Inc.
2.25% due 11/06/20	40,000	40,013
Total Consumer, Non-cyclical		17,623,553
Industrial - 1.6%
Siemens Financieringsmaatschappij N.V.
2.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	2,160,000	2,178,035
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,300,000	1,305,261
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	1,100,000	1,102,004
Rolls-Royce plc
2.38% due 10/14/20[2]	1,100,000	1,101,234
L3Harris Technologies, Inc.
2.70% due 04/27/20	1,030,000	1,032,061

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 20.6% (continued)
Industrial - 1.6% (continued)
Textron, Inc.
2.73% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	650,000	$649,708
Molex Electronic Technologies LLC
2.88% due 04/15/20[2]	100,000	100,161
Total Industrial		7,468,464
Energy - 1.2%
Equities Corp.
2.87% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	2,450,000	2,444,423
Phillips 66
2.73% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	1,100,000	1,100,049
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	900,000	929,624
Occidental Petroleum Corp.
2.60% due 08/13/21	850,000	855,536
Marathon Petroleum Corp.
3.40% due 12/15/20	170,000	171,877
Florida Gas Transmission Company LLC
5.45% due 07/15/20[2]	80,000	81,847
Total Energy		5,583,356
Technology - 0.6%
International Business Machines Corp.
2.80% due 05/13/21	1,150,000	1,165,399
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	1,000,000	999,937
Fidelity National Information Services, Inc.
3.63% due 10/15/20	580,000	587,733
Analog Devices, Inc.
2.95% due 01/12/21	160,000	161,200
CA, Inc.
5.38% due 12/01/19	30,000	30,144
Total Technology		2,944,413
Utilities - 0.4%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]	1,100,000	1,100,467
Ameren Corp.
2.70% due 11/15/20	630,000	633,295
Total Utilities		1,733,762
Consumer, Cyclical - 0.1%
Starbucks Corp.
2.10% due 02/04/21	650,000	650,612
Basic Materials - 0.1%
Newmont Goldcorp Corp.
5.13% due 10/01/19	540,000	540,000

	Face
	Amount~	Value
CORPORATE BONDS†† - 20.6% (continued)
Communications - 0.1%
Deutsche Telekom International Finance BV
2.23% due 01/17/20[2]	350,000	$349,944
Total Corporate Bonds
(Cost $94,153,663)		94,366,154
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.9%
Residential Mortgage Backed Securities - 16.9%
Ocwen Master Advance Receivables Trust
2019-T1, 2.51% due 08/15/50[2]	9,300,000	9,323,008
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	3,092,319	3,045,123
2008-BC4, 2.65% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	3,000,712	2,993,296
2006-NC1, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	152,117	151,510
New Residential Mortgage Loan Trust
2018-4A, 2.77% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 01/25/48[2,3]	3,205,385	3,195,870
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	2,796,942	2,853,073
Towd Point Mortgage Trust
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	2,324,870	2,315,929
2018-2, 3.25% (WAC) due 03/25/58[2,3]	2,050,107	2,087,590
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	4,347,264	4,399,098
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	3,660,071	3,568,542
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	3,444,993	3,255,670

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.9% (continued)
Residential Mortgage Backed Securities - 16.9% (continued)
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	2,900,000	$2,875,407
NovaStar Mortgage Funding Trust Series
2007-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	2,819,503	2,740,123
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[2]	2,550,000	2,555,403
CSMC Series
2014-2R, 2.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	1,260,763	1,225,501
2014-7R, 2.30% (WAC) due 10/27/36[2,3]	1,014,142	1,007,797
Countrywide Asset-Backed Certificates
2006-6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	2,197,797	2,177,898
CIT Mortgage Loan Trust
2007-1, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	1,189,911	1,203,140
2007-1, 3.47% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	928,143	932,300
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 2.45% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	2,100,000	2,104,285
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[2,3]	1,532,547	1,583,705
2019-RM3, 2.80% (WAC) due 06/25/69[2,3]	500,000	506,172
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,5]	1,897,035	1,918,185

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.9% (continued)
Residential Mortgage Backed Securities - 16.9% (continued)
Banc of America Funding Trust
2015-R2, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,600,000	$1,573,265
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	1,517,284	1,519,302
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	1,467,776	1,431,994
Alternative Loan Trust
2007-OA7, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	1,336,646	1,267,018
Morgan Stanley Home Equity Loan Trust
2006-2, 2.30% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[3]	1,257,843	1,260,654
Structured Asset Investment Loan Trust
2005-2, 2.75% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	647,959	648,649
2005-1, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	587,824	588,342
Encore Credit Receivables Trust
2005-4, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[3]	1,232,514	1,232,720
HarborView Mortgage Loan Trust
2006-14, 2.21% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	1,086,125	1,077,911
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[2,3]	1,051,855	1,054,038
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[2,3]	970,813	969,567

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.9% (continued)
Residential Mortgage Backed Securities - 16.9% (continued)
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,3]	956,657	$960,902
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[2,3]	959,430	958,018
Nationstar Home Equity Loan Trust
2007-B, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	930,488	920,043
GSAMP Trust
2005-HE6, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	917,225	919,306
Freddie Mac STACR Trust
2019-DNA3, 2.75% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[2,3]	833,635	833,942
FBR Securitization Trust
2005-2, 2.77% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	819,985	821,615
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	589,371	585,793
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	429,677	432,468
LSTAR Securities Investment Trust
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[2,3]	386,124	385,757
First Franklin Mortgage Loan Trust
2006-FF4, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[3]	46,288	46,199

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.9% (continued)
Residential Mortgage Backed Securities - 16.9% (continued)
Accredited Mortgage Loan Trust
2007-1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[3]	22,670	$22,626
Total Residential Mortgage Backed Securities		77,528,754
Commercial Mortgage Backed Securities - 2.0%
Citigroup Commercial Mortgage Trust
2018-C6, 0.96% (WAC) due 11/10/51[3,6]	49,192,623	2,991,216
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[2]	1,850,000	1,925,804
2010-ARTA, 3.85% due 01/14/29[2]	700,920	707,850
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[2]	1,650,000	1,677,307
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.81% (WAC) due 06/15/51[3,6]	40,064,437	1,665,483
Total Commercial Mortgage Backed Securities		8,967,660
Total Collateralized Mortgage Obligations
(Cost $85,702,099)		86,496,414
FOREIGN GOVERNMENT DEBT†† - 18.0%
Government of Japan
due 01/10/20[7]	JPY 1,378,600,000	12,760,051
0.10% due 07/01/21	JPY 1,077,000,000	10,033,617
due 10/21/19[7]	JPY 714,950,000	6,613,545
0.10% due 06/01/20	JPY 423,100,000	3,923,944
0.10% due 09/01/20	JPY 392,000,000	3,639,684
0.10% due 06/20/20	JPY 160,000,000	1,484,135
0.10% due 04/15/20	JPY 137,400,000	1,273,637
due 01/20/20[7]	JPY 131,000,000	1,212,609
0.10% due 03/20/20	JPY 42,000,000	389,193
2.40% due 03/20/20	JPY 17,000,000	159,207
1.30% due 03/20/20	JPY 7,000,000	65,225
2.20% due 06/22/20	JPY 6,400,000	60,265
State of Israel
0.50% due 01/31/21	ILS 18,200,000	5,260,683
5.00% due 01/31/20	ILS 12,880,000	3,763,677
1.00% due 04/30/21	ILS 11,440,000	3,334,301
5.50% due 01/31/22	ILS 3,400,000	1,097,080
Federative Republic of Brazil
due 07/01/20[7]	BRL 26,760,000	6,224,530
due 07/01/21[7]	BRL 22,650,000	4,991,197
due 01/01/20[7]	BRL 8,600,000	2,046,078

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† - 18.0% (continued)
Kingdom of Spain
0.75% due 07/30/21	EUR 4,510,000	$5,030,233
4.00% due 04/30/20	EUR 3,300,000	3,690,805
due 01/17/20[7]	EUR 1,665,000	1,817,813
Republic of Portugal
due 01/17/20[7]	EUR 1,940,000	2,117,917
4.80% due 06/15/20	EUR 1,176,000	1,330,149
Total Foreign Government Debt
(Cost $83,200,426)		82,319,575
U.S. GOVERNMENT SECURITIES†† - 1.0%
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[8]	4,725,471	4,711,073
Total U.S. Government Securities
(Cost $4,728,461)		4,711,073
SENIOR FLOATING RATE INTERESTS††,[3] - 0.5%
Financial - 0.3%
iStar, Inc.
4.81% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	1,188,000	1,189,485
Consumer, Cyclical - 0.2%
At Home Holding III Corp.
5.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	1,184,536	1,066,082
Total Senior Floating Rate Interests
(Cost $2,379,257)		2,255,567
REPURCHASE AGREEMENTS††,9 - 5.3%
BNP Paribas
issued 08/01/19 at 2.47%	5,850,000	5,850,000
due 11/01/19
issued 08/09/19 at 2.47%	1,050,000	1,050,000
due 11/01/19

	Face
	Amount~	Value
REPURCHASE AGREEMENTS††,9 - 5.3% (continued)
Societe Generale
issued 07/09/19 at 2.74% (3 Month USD LIBOR + 0.40%)	3,021,819	$3,021,819
due 04/07/20[3]
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%)	2,000,000	2,000,000
due 04/07/20[3]
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%)	1,800,000	1,800,000
due 04/07/20[3]
J.P. Morgan Securities LLC
issued 09/24/19 at 3.00%	1,800,000	1,800,000
due 10/01/19
issued 09/27/19 at 2.50%	893,000	893,000
due 10/01/19
issued 09/25/19 at 3.00%	700,000	700,000
due 10/01/19
issued 09/30/19 at 2.35%	407,000	407,000
due 10/01/19
issued 09/30/19 at 2.37%	405,000	405,000
due 10/01/19
Barclays Capital, Inc.
issued 09/05/19 at 2.27% (1 Month USD LIBOR + 0.25%)	1,853,850	1,853,850
due 11/04/19[3]
BofA Securities, Inc.
issued 09/25/19 at 2.80%	1,000,000	1,000,000
due 10/01/19
Total Repurchase Agreements
(Cost $20,780,669)		20,780,669
COMMERCIAL PAPER†† - 1.0%
Walgreens Boots Alliance, Inc.
2.41% due 01/13/20[4]	4,800,000	4,767,800
Total Commercial Paper
(Cost $4,766,026)		4,767,800
Total Investments - 100.0%
(Cost $454,404,036)		$454,140,803
Other Assets & Liabilities, net - 0.0%		3,544,796
Total Net Assets - 100.0%		$457,685,599

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$74,970,000	$(1,627,665)	$(746,131)	$(881,534)

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	$4,600,000	$ (91,497)	$ (1,031)	$ (90,466)
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	10,600,000	(210,840)	(15,591)	(195,249)
						$(302,337)	$(16,622)	$(285,715)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	$ 1,710,000	$ 3,850	$ 288	$ 3,562
BofA Securites, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,477,000	3,299	2,685	614
BofA Securites, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	1,231,000	2,422	2,022	400
BofA Securites, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	869,000	1,912	1,610	302
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	869,000	(1,912)	89	(2,001)
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	1,231,000	(2,422)	93	(2,515)
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,477,000	(3,299)	88	(3,387)
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	3.28%	Quarterly	11/07/28	950,000	(140,092)	865	(140,957)
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23	5,100,000	(337,487)	(674)	(336,813)
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	3.21%	Quarterly	11/07/25	3,550,000	(352,909)	(15,345)	(337,564)
BofA Securites, Inc.	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	21,900,000	(684,273)	4,111	(688,384)
								$(1,510,911)	$(4,168)	$(1,506,743)

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58%	At Maturity	08/04/21	N/A	$1,707,211	$(8,445)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	21,740,000	BRL	07/01/20	$5,429,050	$5,153,839	$275,211
JPMorgan Chase Bank, N.A.	19,600,000	BRL	10/01/19	4,996,846	4,721,983	274,863
Citibank N.A., New York	18,300,000	BRL	10/01/19	4,651,650	4,408,788	242,862
Goldman Sachs International	3,432,000	EUR	04/30/20	3,935,818	3,799,901	135,917
JPMorgan Chase Bank, N.A.	12,900,000	BRL	07/01/21	3,090,111	2,955,602	134,509
Citibank N.A., New York	559,279,500	JPY	07/01/21	5,506,996	5,380,944	126,052
Citibank N.A., New York	8,890,000	BRL	07/01/21	2,156,964	2,036,845	120,119
Goldman Sachs International	5,020,000	BRL	07/01/20	1,303,558	1,190,077	113,481

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

Barclays Bank plc	518,259,000	JPY	07/01/21	5,095,458	4,986,277	109,181
Goldman Sachs International	1,940,000	EUR	01/17/20	2,240,154	2,133,185	106,969
Barclays Bank plc	1,665,000	EUR	01/17/20	1,922,909	1,830,802	92,107
Goldman Sachs International	8,400,000	BRL	10/01/19	2,083,877	2,023,707	60,170
Goldman Sachs International	2,407,925	EUR	07/30/21	2,797,106	2,740,053	57,053
Citibank N.A., New York	8,600,000	BRL	01/02/20	2,097,178	2,061,913	35,265
JPMorgan Chase Bank, N.A.	2,135,900	EUR	07/30/21	2,465,192	2,430,508	34,684
Bank of America, N.A.	666,528	EUR	06/15/20	766,491	740,162	26,329
Goldman Sachs International	565,920	EUR	06/15/20	651,136	628,439	22,697
Citibank N.A., New York	365,182,500	JPY	06/01/20	3,454,765	3,434,133	20,632
JPMorgan Chase Bank, N.A.	392,196,000	JPY	09/01/20	3,727,993	3,708,451	19,542
Goldman Sachs International	714,950,000	JPY	10/21/19	6,632,712	6,622,441	10,271
Bank of America, N.A.	131,000,000	JPY	01/21/20	1,231,377	1,222,106	9,271
Bank of America, N.A.	137,468,700	JPY	04/15/20	1,296,642	1,289,107	7,535
Bank of America, N.A.	160,080,000	JPY	06/22/20	1,514,045	1,507,263	6,782
Goldman Sachs International	1,102,900,000	JPY	01/10/20	10,286,903	10,282,075	4,828
Goldman Sachs International	860,000	BRL	07/01/21	201,476	197,040	4,436
JPMorgan Chase Bank, N.A.	42,021,000	JPY	03/23/20	396,851	393,504	3,347
JPMorgan Chase Bank, N.A.	58,129,050	JPY	06/01/20	549,398	546,639	2,759
Goldman Sachs International	24,249,500	JPY	03/23/20	229,099	227,083	2,016
Deutsche Bank AG	2,058,350,127	KRW	08/04/21	1,755,373	1,754,657	716
Goldman Sachs International	17,925	EUR	07/30/20	20,375	19,962	413
Goldman Sachs International	6,471,171	JPY	06/22/20	61,243	60,931	312
Citibank N.A., New York	275,700,000	JPY	01/10/20	2,570,557	2,570,285	272
JPMorgan Chase Bank, N.A.	15,900	EUR	07/30/20	17,967	17,707	260
Citibank N.A., New York	279,500	JPY	01/06/20	2,673	2,605	68
Citibank N.A., New York	279,500	JPY	07/01/20	2,700	2,633	67
Citibank N.A., New York	279,500	JPY	01/04/21	2,728	2,662	66
Barclays Bank plc	259,000	JPY	01/06/20	2,473	2,414	59
Barclays Bank plc	259,000	JPY	07/01/20	2,498	2,440	58
Barclays Bank plc	259,000	JPY	01/04/21	2,523	2,467	56
Citibank N.A., New York	182,500	JPY	12/02/19	1,705	1,695	10
JPMorgan Chase Bank, N.A.	196,000	JPY	03/02/20	1,842	1,833	9
Bank of America, N.A.	68,700	JPY	10/15/19	640	636	4
Bank of America, N.A.	80,000	JPY	12/20/19	747	744	3
Goldman Sachs International	70,400	JPY	12/20/19	658	655	3
JPMorgan Chase Bank, N.A.	29,050	JPY	12/02/19	271	270	1
Deutsche Bank AG	5,495,127	KRW	02/04/21	4,659	4,659	—
Deutsche Bank AG	5,495,127	KRW	02/05/20	4,600	4,601	(1)
Deutsche Bank AG	5,495,127	KRW	08/05/20	4,631	4,632	(1)
Deutsche Bank AG	5,375,668	KRW	05/11/20	4,515	4,516	(1)
Deutsche Bank AG	5,495,127	KRW	11/06/19	4,587	4,588	(1)

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

Deutsche Bank AG	5,315,938	KRW	05/07/21	4,518	4,519	(1)
Deutsche Bank AG	5,495,127	KRW	11/04/20	4,645	4,646	(1)
Citibank N.A., New York	50,939	ILS	04/30/20	14,868	14,882	(14)
Bank of America, N.A.	46,627	ILS	04/30/20	13,591	13,622	(31)
Bank of America, N.A.	16,545	ILS	01/31/20	4,747	4,803	(56)
Goldman Sachs International	17,147	ILS	04/30/20	4,942	5,010	(68)
Bank of America, N.A.	16,500	ILS	02/01/21	4,821	4,889	(68)
Bank of America, N.A.	316,500	ILS	01/31/22	93,833	95,157	(1,324)
Bank of America, N.A.	4,696,500	ILS	04/30/21	1,390,766	1,396,818	(6,052)
Citibank N.A., New York	5,130,800	ILS	04/30/21	1,519,697	1,525,987	(6,290)
Goldman Sachs International	1,727,100	ILS	04/30/21	506,269	513,669	(7,400)
Goldman Sachs International	3,270,500	ILS	01/31/22	968,615	983,292	(14,677)
Barclays Bank plc	5,019,000	ILS	01/31/20	1,420,003	1,457,001	(36,998)
Goldman Sachs International	18,462,217	ILS	02/01/21	5,395,596	5,470,008	(74,412)
Goldman Sachs International	8,766,500	ILS	01/31/20	2,420,580	2,544,888	(124,308)
						$1,789,561

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized (Depreciation)
Citibank N.A., New York	4,630,000	BRL	10/01/19	$1,126,000	$1,115,447	$(10,553)
Morgan Stanley Capital Services LLC	41,670,000	BRL	10/01/19	10,097,406	10,039,029	(58,377)
						$(68,930)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2019.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $197,593,982 (cost $197,441,465), or 43.2% of total net assets.

3
Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4	Rate indicated is the effective yield at the time of purchase.
5	Security is a step up/down bond with a 4% coupon rate until July 25, 2021. Future rates range from 7% to 8% with future step up dates ranging from July 26, 2021 to July 26, 2022.
6	Security is an interest-only strip.
7	Zero coupon rate security.
8	Face amount of security is adjusted for inflation.
9	Repurchase Agreements - See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2019

KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$289,416	$—	$—	$289,416
Asset-Backed Securities	—	153,154,135	5,000,000	158,154,135
Corporate Bonds	—	94,366,154	—	94,366,154
Collateralized Mortgage Obligations	—	86,496,414	—	86,496,414
Foreign Government Debt	—	82,319,575	—	82,319,575
U.S. Government Securities	—	4,711,073	—	4,711,073
Senior Floating Rate Interests	—	2,255,567	—	2,255,567
Repurchase Agreements	—	20,780,669	—	20,780,669
Commercial Paper	—	4,767,800	—	4,767,800
Interest Rate Swap Agreements**	—	4,878	—	4,878
Forward Foreign Currency Exchange Contracts**	—	2,061,265	—	2,061,265
Total Assets	$289,416	$450,917,530	$5,000,000	$456,206,946

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$1,167,249	$—	$1,167,249
Interest Rate Swap Agreements**	—	1,511,621	—	1,511,621
Total Return Swap Agreements**	—	8,445	—	8,445
Forward Foreign Currency Exchange Contracts**	—	340,634	—	340,634
Total Liabilities	$—	$3,027,949	$—	$3,027,949

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Techique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$5,000,000	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote would generally result in significant changes in the fair value of the security.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

Assets
Asset-Backed Securities
Beginning Balance	$—
Purchases/(Receipts)	5,000,000
(Sales, maturities and paydowns)/Fundings	—
Amortization of premiums/discounts	—
Total realized gains (losses) included in earnings	—
Total change in unrealized appreciation (depreciation) included in earnings	—
Ending Balance	$5,000,000
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$—

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:
Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			HSI Asset Securitization Corp. Trust
2.47%			2.21%
11/01/19	$6,900,000	$6,942,926	01/25/37	$10,694,000	$8,419,386

			Structured Asset Securities Corp. Mortgage Loan Trust
			2.22%
			06/25/37	1,911,000	1,321,648
				$12,605,000	$9,741,034

Societe Generale			Freddie Mac Structured Agency Credit Risk Debt Notes
2.54% - 2.74% (3 Month USD LIBOR + 0.40%)			4.32%
04/07/20*	6,821,819	6,950,799	09/25/30	2,232,065	2,253,716

			Fannie Mae Connecticut Avenue Securities
			4.57%
			12/25/30	1,250,000	1,271,500

			Waikiki Beach Hotel Trust
			5.00%
			12/15/33	1,247,000	1,253,235

			BF Mortgage Trust
			4.91%
			11/15/35	1,243,000	1,252,323

			Citigroup Commercial Mortgage Trust
			4.71%
			12/15/36	1,250,000	1,250,750

			BBCMS Trust
			5.06%
			07/15/37	1,250,000	1,250,000
				$8,472,065	$8,531,524

J.P. Morgan Securities LLC			U.S. Treasury N/B
2.35% - 3.00%			2.50%
10/01/19	4,205,000	4,205,324	05/15/24	1,747,000	1,818,976

			Ginnie Mae II Pool
			4.50%
			06/20/49	1,093,000	1,147,650

			Fannie Mae Pool
			3.50%
			09/01/49	900,000	924,660

			U.S. Treasury Note
			2.63%
			02/28/23	400,000	413,840
				$4,140,000	$4,305,126

Barclays Capital, Inc.			Goldman Sachs Group Inc.
2.27% (1 Month USD LIBOR + 0.25%)			5.00%
11/04/19*	1,853,850	1,860,850	Perpetual Maturity	2,040,000	2,002,668

BofA Securities, Inc.			U.S. Treasury N/B
2.80%			1.50%
10/01/19	1,000,000	1,000,078	09/30/24	1,026,000	1,023,435

*  Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Shares	Value
MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[1]	924,058	$924,058
Total Money Market Fund
(Cost $924,058)		924,058

	Face
	Amount~
ASSET-BACKED SECURITIES†† - 35.3%
Collateralized Loan Obligations - 22.3%
Garrison BSL CLO Ltd.
2018-1A, 3.95% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	3,000,000	2,973,004
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	2,100,000	2,100,178
Telos CLO Ltd.
2017-6A, 3.57% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	4,265,197	4,268,261
Denali Capital CLO XI Ltd.
2018-1A, 3.41% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	4,250,000	4,246,764
MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	4,200,000	4,200,086
Flagship CLO VIII Ltd.
2018-8A, 4.12% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	4,200,000	4,118,923
Cent CLO 24 Ltd.
2018-24A, 3.95% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/15/26[2,3]	4,000,000	3,976,195
ALM XII Ltd.
2018-12A, 3.21% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[2,3]	3,859,474	3,858,916
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	3,843,553	3,846,202
Shackleton VIII CLO Ltd.
2017-8A, 3.20% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	3,200,000	3,191,445

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.3% (continued)
Collateralized Loan Obligations - 22.3% (continued)
MidOcean Credit CLO IV
2018-4A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	2,987,623	$2,973,922
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	2,599,530	2,595,206
Mountain Hawk II CLO Ltd.
2018-2A, 3.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	2,500,000	2,500,345
Golub Capital Partners CLO Ltd.
2018-36A, 3.59% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	2,500,000	2,462,350
Marathon CLO V Ltd.
2017-5A, 3.02% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,653,236	1,646,693
2017-5A, 3.60% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	688,716	679,061
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.04% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	2,187,932	2,179,854
Figueroa CLO 2013-2 Ltd.
2018-2A, 3.66% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/20/27[2,3]	2,100,000	2,081,134
Oaktree CLO Ltd.
2017-1A, 3.15% (3 Month USD LIBOR + 0.87%) due 10/20/27[2,3]	2,000,000	1,998,833
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	2,000,000	1,998,015
Midocean Credit CLO V
2018-5A, 3.90% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	2,000,000	1,976,519

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.3% (continued)
Collateralized Loan Obligations - 22.3% (continued)
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,000,000	$1,970,261
Halcyon Loan Advisors Funding Ltd.
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	1,850,000	1,850,814
Crown Point CLO III Ltd.
2017-3A, 3.21% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[2,3]	1,000,000	1,000,402
2017-3A, 3.75% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[2,3]	850,000	844,272
Octagon Investment Partners XIX Ltd.
2017-1A, 3.40% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[2,3]	1,759,443	1,760,393
ACIS CLO Ltd.
2015-6A, 3.84% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	880,745	881,359
2014-3A, 3.76% (3 Month USD LIBOR + 1.51%, Rate Floor: 0.00%) due 02/01/26[2,3]	702,137	702,544
Venture XII CLO Ltd.
2018-12A, 2.94% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	1,555,689	1,550,701
THL Credit Wind River CLO Ltd.
2019-1A, 3.18% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	1,500,000	1,500,339
Avery Point V CLO Ltd.
2017-5A, 3.28% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[2,3]	1,444,341	1,444,928
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.71% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	1,442,000	1,433,340

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.3% (continued)
Collateralized Loan Obligations - 22.3% (continued)
Golub Capital BDC CLO LLC
2018-1A, 3.68% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[2,3]	1,400,000	$1,381,091
Steele Creek CLO 2014-1 Ltd.
2018-1RA, 2.93% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 04/21/31[2,3]	1,330,000	1,328,257
Palmer Square Loan Funding Ltd.
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	1,000,000	999,050
Jackson Mill CLO Ltd.
2018-1A, 4.15% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[2,3]	1,000,000	994,815
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.55% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[2,3]	1,000,000	983,914
BDS
2018-FL2, 2.97% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	971,114	968,862
Staniford Street CLO Ltd.
2017-1A, 3.30% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 06/15/25[2,3]	713,484	713,198
AIMCO CLO Series 2018-A
2018-AA, 2.85% (3 Month USD LIBOR + 0.55%) due 04/17/31[2,3]	675,000	674,250
Cent CLO Ltd.
2013-19A, 3.59% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	645,478	645,663
Monroe Capital CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[2,3]	610,467	610,622
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[2,3]	568,533	565,402

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.3% (continued)
Collateralized Loan Obligations - 22.3% (continued)
Seneca Park CLO Limited
2017-1A, 3.42% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	528,454	$529,538
Dryden XXV Senior Loan Fund
2017-25A, 3.65% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	479,956	472,737
Total Collateralized Loan Obligations		85,678,658
Credit Card - 4.8%
Capital One Multi-Asset Execution Trust
2017-A4, 1.99% due 07/17/23	8,500,000	8,501,968
American Express Credit Account Master Trust
2018-1, 2.67% due 10/17/22	4,450,000	4,461,404
Citibank Credit Card Issuance Trust
2017-A3, 1.92% due 04/07/22	3,000,000	2,998,019
Chase Issuance Trust
2015-A4, 1.84% due 04/15/22	2,700,000	2,697,104
Total Credit Card		18,658,495
Financial - 3.5%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[2,3]	2,500,000	2,500,000
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[2,3]	2,250,000	2,252,280
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,2,3	1,900,000	1,900,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,2,3	1,000,000	1,000,000
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[2,3]	700,000	700,405
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[2,3]	500,000	500,000

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.3% (continued)
Financial - 3.5% (continued)
Barclays Bank plc
GMTN, 2.86% due 10/31/19	2,100,000	$2,100,303
GMTN, 2.62% (1 Month USD LIBOR + 0.60%) due 06/02/20[2,3]	1,700,000	1,696,395
Madison Avenue Securitization Trust
due 11/01/20[3]	650,000	650,000
Total Financial		13,299,383
Automotive - 2.1%
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[2]	3,300,000	3,302,508
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[2]	2,550,000	2,553,580
Carmax Auto Owner Trust
2019-3, 2.26% due 08/17/20	2,101,919	2,101,733
Total Automotive		7,957,821
Transport-Aircraft - 1.0%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	2,148,013	2,198,719
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,709,854	1,753,992
Total Transport-Aircraft		3,952,711
Transport-Container - 1.0%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	2,900,000	2,899,585
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	985,417	984,618
Total Transport-Container		3,884,203
Collateralized Debt Obligations - 0.6%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[2]	2,250,000	2,259,663
Total Asset-Backed Securities
(Cost $135,953,638)		135,690,934
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6%
Residential Mortgage Backed Securities - 18.7%
Ocwen Master Advance Receivables Trust
2019-T1, 2.51% due 08/15/50[2]	7,500,000	7,518,555

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 18.7% (continued)
New Residential Mortgage Loan Trust
2018-4A, 2.77% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 01/25/48[2,3]	2,849,231	$2,840,773
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	2,355,319	2,402,588
2017-5A, 3.52% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[2,3]	936,421	950,143
Towd Point Mortgage Trust
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	1,955,842	1,948,321
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,705,039	1,736,213
2017-6, 2.75% (WAC) due 10/25/57[2,3]	1,557,107	1,571,953
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	2,551,510	2,512,568
2008-BC4, 2.65% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	1,912,954	1,908,226
2006-NC1, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	86,924	86,577
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	4,032,053	3,932,802
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	3,716,210	3,760,520
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,441,782	2,380,720
2006-1, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[3]	956,557	956,166

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 18.7% (continued)
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	2,907,615	$2,747,824
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	2,350,000	2,330,071
NovaStar Mortgage Funding Trust Series
2007-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	2,297,373	2,232,692
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[2]	2,100,000	2,104,449
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[2,3]	1,532,547	1,583,705
2019-RM3, 2.80% (WAC) due 06/25/69[2,3]	500,000	506,172
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.51% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	2,000,000	2,002,852
Nationstar Home Equity Loan Trust
2007-B, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	1,889,606	1,868,396
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 2.45% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,800,000	1,803,673
HarborView Mortgage Loan Trust
2006-14, 2.21% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	1,792,107	1,778,552

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 18.7% (continued)
CSMC Series
2014-2R, 2.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	915,070	$889,476
2014-7R, 2.30% (WAC) due 10/27/36[2,3]	869,264	863,826
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,5]	1,517,628	1,534,548
Banc of America Funding Trust
2015-R2, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,350,000	1,327,443
Countrywide Asset-Backed Certificates
2006-6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	1,334,377	1,322,295
CIT Mortgage Loan Trust
2007-1, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	746,859	755,163
2007-1, 3.47% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	489,327	491,519
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	1,241,415	1,243,066
Morgan Stanley Home Equity Loan Trust
2006-2, 2.30% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[3]	1,056,588	1,058,949
Alternative Loan Trust
2007-OA7, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	1,113,872	1,055,848
Park Place Securities Incorporated Asset Backed Pass Through Certificates Series
2005-WHQ3, 2.96% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[3]	1,000,000	1,002,274
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,3]	956,657	960,902

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 18.7% (continued)
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[2,3]	860,608	$862,394
Freddie Mac STACR Trust
2019-DNA3, 2.75% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[2,3]	833,635	833,942
FBR Securitization Trust
2005-2, 2.77% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	819,985	821,615
Structured Asset Investment Loan Trust
2005-2, 2.75% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	377,976	378,378
2005-1, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	333,101	333,394
GSAMP Trust
2005-HE6, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	659,255	660,751
Encore Credit Receivables Trust
2005-4, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[3]	630,588	630,694
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	589,371	585,793
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	358,271	360,598
LSTAR Securities Investment Trust
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[2,3]	308,899	308,606

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 18.7% (continued)
Accredited Mortgage Loan Trust
2007-1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[3]	17,980	$17,945
Total Residential Mortgage Backed Securities		71,763,930
Commercial Mortgage Backed Securities - 2.9%
Morgan Stanley Capital I Trust
2018-H3, 1.00% (WAC) due 07/15/51[3,6]	55,676,968	3,220,902
Citigroup Commercial Mortgage Trust
2018-C6, 0.96% (WAC) due 11/10/51[3,6]	43,510,800	2,645,726
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[2]	1,450,000	1,473,997
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.81% (WAC) due 06/15/51[3,6]	33,411,854	1,388,934
Aventura Mall Trust 2013-AVM
2013-AVM, 3.87% (WAC) due 12/05/32[2,3]	1,171,710	1,185,476
Aventura Mall Trust
2013-AVM, 3.87% (WAC) due 12/05/32[2,3]	845,000	854,928
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[2]	550,000	572,536
Total Commercial Mortgage Backed Securities		11,342,499
Total Collateralized Mortgage Obligations
(Cost $82,203,622)		83,106,429
FOREIGN GOVERNMENT DEBT†† - 16.7%
Government of Japan
0.10% due 07/01/21	JPY 1,214,000,000	11,309,945
due 01/10/20[7]	JPY 1,102,900,000	10,208,226
0.10% due 06/01/20	JPY 342,000,000	3,171,801
0.10% due 09/01/20	JPY 317,000,000	2,943,316
due 10/21/19[7]	JPY 268,900,000	2,487,422
0.10% due 06/20/20	JPY 129,000,000	1,196,584
0.10% due 04/15/20	JPY 110,600,000	1,025,213
due 01/20/20[7]	JPY 87,000,000	805,320
0.10% due 03/20/20	JPY 34,000,000	315,061
2.40% due 03/20/20	JPY 14,000,000	131,111
1.30% due 03/20/20	JPY 6,000,000	55,908
2.20% due 06/22/20	JPY 5,150,000	48,494

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† - 16.7% (continued)
State of Israel
0.50% due 01/31/21	ILS 14,500,000	$4,191,203
5.00% due 01/31/20	ILS 10,800,000	3,155,878
1.00% due 04/30/21	ILS 10,180,000	2,967,061
5.50% due 01/31/22	ILS 2,600,000	838,944
Federative Republic of Brazil
due 07/01/20[7]	BRL 22,120,000	5,145,239
due 07/01/21[7]	BRL 18,050,000	3,977,532
due 01/01/20[7]	BRL 6,200,000	1,475,080
Kingdom of Spain
4.00% due 04/30/20	EUR 2,600,000	2,907,907
due 01/17/20[7]	EUR 1,402,000	1,530,675
0.75% due 07/30/21	EUR 1,150,000	1,282,654
Republic of Portugal
due 01/17/20[7]	EUR 1,580,000	1,724,901
4.80% due 06/15/20	EUR 920,000	1,040,593
Total Foreign Government Debt
(Cost $64,632,638)		63,936,068
CORPORATE BONDS†† - 16.3%
Financial - 8.9%
Goldman Sachs Group, Inc.
3.32% (3 Month USD LIBOR + 1.20%) due 09/15/20[3]	1,450,000	1,461,178
3.90% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,250,000	1,274,198
2.83% (3 Month USD LIBOR + 0.73%) due 12/27/20[3]	300,000	300,291
Wells Fargo & Co.
3.11% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	2,750,000	2,766,840
Capital One Financial Corp.
2.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	1,550,000	1,552,421
2.94% (3 Month USD LIBOR + 0.76%) due 05/12/20[3]	1,050,000	1,053,357
Mizuho Financial Group, Inc.
3.27% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	2,550,000	2,580,008
Sumitomo Mitsui Financial Group, Inc.
3.78% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,374,529
3.44% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,000,000	1,012,563
Australia & New Zealand Banking Group Ltd.
3.13% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	2,350,000	2,376,517

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 16.3% (continued)
Financial - 8.9% (continued)
UBS Group Funding Switzerland AG
4.08% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	2,250,000	$2,296,995
Citigroup, Inc.
3.48% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	2,015,000	2,045,068
UBS AG
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[2,3]	940,000	942,520
2.62% (3 Month USD LIBOR + 0.48%) due 12/01/20[2,3]	250,000	250,633
Morgan Stanley
2.73% (3 Month USD LIBOR + 0.55%) due 02/10/21[3]	1,125,000	1,125,988
Lloyds Bank Corporate Markets plc NY
2.66% (3 Month USD LIBOR + 0.37%) due 08/05/20[3]	950,000	951,026
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[3]	950,000	950,775
Credit Agricole Corporate & Investment Bank S.A.
2.69% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 05/03/21[2,3]	950,000	950,424
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	940,000	941,333
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	900,000	912,364
Bank of America Corp.
2.94% (3 Month USD LIBOR + 0.66%) due 07/21/21[3]	900,000	902,472
Synchrony Financial
3.52% (3 Month USD LIBOR + 1.23%) due 02/03/20[3]	900,000	901,931
Mitsubishi UFJ Financial Group, Inc.
4.02% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	823,000	840,248

	Face
	Amount~	Value
CORPORATE BONDS†† - 16.3% (continued)
Financial - 8.9% (continued)
Sumitomo Mitsui Banking Corp.
2.65% (3 Month USD LIBOR + 0.35%) due 01/17/20[3]	700,000	$700,649
JPMorgan Chase & Co.
2.40% due 06/07/21	670,000	673,185
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[2]	600,000	604,208
American International Group, Inc.
6.40% due 12/15/20	550,000	577,956
Svenska Handelsbanken AB
3.35% due 05/24/21	477,000	486,998
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[3]	400,000	400,147
Santander UK plc
2.59% (3 Month USD LIBOR + 0.30%) due 11/03/20[3]	400,000	399,748
Essex Portfolio, LP
5.20% due 03/15/21	250,000	258,660
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	250,000	250,668
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	192,000	192,017
Nomura Holdings, Inc.
6.70% due 03/04/20	70,000	71,398
Total Financial		34,379,313
Consumer, Non-cyclical - 3.8%
Express Scripts Holding Co.
2.87% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	3,145,000	3,145,255
General Mills, Inc.
2.86% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	3,000,000	3,006,811
Zimmer Biomet Holdings, Inc.
2.91% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,650,000	1,650,029
2.70% due 04/01/20	925,000	926,579
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	1,706,000	1,712,776

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 16.3% (continued)
Consumer, Non-cyclical - 3.8% (continued)
CVS Health Corp.
2.82% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,200,000	$1,205,787
2.73% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	130,000	130,257
Mondelez International, Inc.
3.00% due 05/07/20	1,050,000	1,055,375
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	900,000	906,842
Molson Coors Brewing Co.
2.25% due 03/15/20	900,000	899,450
Quest Diagnostics, Inc.
2.50% due 03/30/20	110,000	110,109
Biogen, Inc.
2.90% due 09/15/20	90,000	90,649
Total Consumer, Non-cyclical		14,839,919
Energy - 1.5%
Phillips 66
2.73% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	1,850,000	1,850,083
Equities Corp.
2.87% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	1,600,000	1,596,358
Energy Transfer Operating, LP
7.50% due 10/15/20	800,000	840,717
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	750,000	774,687
Occidental Petroleum Corp.
2.60% due 08/13/21	700,000	704,559
Total Energy		5,766,404
Industrial - 1.0%
Siemens Financieringsmaatschappij N.V.
2.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	1,900,000	1,915,864
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,100,000	1,104,451
Textron, Inc.
2.73% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	550,000	549,752
GATX Corp.
2.60% due 03/30/20	60,000	60,057
Total Industrial		3,630,124
Technology - 0.6%
International Business Machines Corp.
2.80% due 05/13/21	950,000	962,720
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	900,000	899,943

	Face
	Amount~	Value
CORPORATE BONDS†† - 16.3% (continued)
Technology - 0.6% (continued)
CA, Inc.
5.38% due 12/01/19	370,000	$371,776
Fiserv, Inc.
2.70% due 06/01/20	70,000	70,187
Total Technology		2,304,626
Utilities - 0.3%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]	940,000	940,399
Total Utilities		940,399
Communications - 0.2%
Telefonica Emisiones S.A.
5.13% due 04/27/20	900,000	914,399
Total Corporate Bonds
(Cost $62,610,541)		62,775,184
U.S. GOVERNMENT SECURITIES†† - 1.0%
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[8]	3,810,749	3,799,138
Total U.S. Government Securities
(Cost $3,813,173)		3,799,138
SENIOR FLOATING RATE INTERESTS††,3 - 0.8%
Communications - 0.3%
Sprint Communications, Inc.
4.56% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24	1,121,250	1,112,493
Industrial - 0.3%
Fly Leasing Ltd.
4.18% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 02/09/23	1,085,012	1,085,913
Consumer, Cyclical - 0.2%
At Home Holding III Corp.
5.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	1,036,469	932,822
Total Senior Floating Rate Interests
(Cost $3,244,240)		3,131,228
REPURCHASE AGREEMENTS††,9 - 5.6%
BNP Paribas
issued 08/01/19 at 2.47%	4,650,000	4,650,000
due 11/01/19
issued 08/09/19 at 2.47%	850,000	850,000
due 11/01/19
issued 09/16/19 at 2.33%	250,000	250,000
due 12/16/19

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
REPURCHASE AGREEMENTS††,9 - 5.6% (continued)
Societe Generale
issued 07/09/19 at 2.74% (3 Month USD LIBOR + 0.40%)	2,538,327	$2,538,327
due 04/07/20[3]
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%)	1,750,000	1,750,000
due 04/07/20[3]
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%)	1,300,000	1,300,000
due 04/07/20[3]
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35%	2,034,000	2,034,000
due 10/01/19
issued 09/24/19 at 3.00%	1,500,000	1,500,000
due 10/01/19
issued 09/27/19 at 2.50%	794,000	794,000
due 10/01/19
issued 09/25/19 at 3.00%	600,000	600,000
due 10/01/19
issued 09/30/19 at 2.37%	304,000	304,000
due 10/01/19
Deutsche Bank
issued 08/06/19 at 2.62%	2,573,000	2,573,000
due 11/06/19

	Face
	Amount~	Value
REPURCHASE AGREEMENTS††,9 - 5.6% (continued)
Barclays Capital, Inc.
issued 09/25/19 at 2.27% (1 Month USD LIBOR + 0.25%)	1,370,395	$1,370,395
due 11/04/19[3]
issued 09/05/19 at 2.27% (1 Month USD LIBOR + 0.25%)	139,039	139,039
due 11/04/19[3]
BofA Securities, Inc.
issued 09/25/19 at 2.80%	1,000,000	1,000,000
due 10/01/19
Total Repurchase Agreements
(Cost $21,652,761)		21,652,761
COMMERCIAL PAPER†† - 2.0%
McKesson Corp.
2.55% due 10/04/19[2,4]	3,800,000	3,799,193
Walgreens Boots Alliance, Inc.
2.41% due 01/13/20[4]	3,800,000	3,774,508
Total Commercial Paper
(Cost $7,572,297)		7,573,701
Total Investments - 99.6%
(Cost $382,606,968)		$382,589,501
Other Assets & Liabilities, net - 0.5%		1,896,072
Total Net Assets - 100.0%		$384,485,573

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$58,270,000	$(1,265,093)	$(578,888)	$(686,205)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	$ 4,070,000	$ (80,955)	$ (904)	$ (80,051)
Goldman Sachs International	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	9,370,000	(186,375)	(13,768)	(172,607)
					$13,440,000	$(267,330)	$(14,672)	$(252,658)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	$1,380,000	$3,107	$287	$2,820
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,274,000	2,845	2,337	508
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	782,000	1,721	1,465	256
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	818,000	1,610	1,395	215
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	$818,000	(1,610)	92	(1,702)

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	782,000	(1,721)	88	(1,809)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,274,000	(2,845)	89	(2,934)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.28%	Quarterly	11/07/28	800,000	(117,972)	772	(118,744)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23	6,450,000	(426,822)	(861)	(425,961)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.21%	Quarterly	11/07/25	5,000,000	(497,054)	(13,519)	(483,535)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	22,800,000	(712,394)	3,212	(715,606)
								$(1,751,135)	$(4,643)	$(1,746,492)

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58%	At Maturity	08/04/21	N/A	$1,377,749	$(6,816)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	16,400,000	BRL	10/01/19	$4,179,066	$3,951,045	$228,021
Citibank N.A., New York	18,060,000	BRL	07/01/20	4,509,289	4,281,431	227,858
Citibank N.A., New York	14,450,000	BRL	10/01/19	3,673,566	3,481,257	192,309
Citibank N.A., New York	782,391,000	JPY	07/01/21	7,703,884	7,527,546	176,338
JPMorgan Chase Bank, N.A.	10,600,000	BRL	07/01/21	2,539,016	2,428,635	110,381
Goldman Sachs International	2,704,000	EUR	04/30/20	3,100,947	2,993,861	107,086
Citibank N.A., New York	7,020,000	BRL	07/01/21	1,706,017	1,608,398	97,619
Goldman Sachs International	4,060,000	BRL	07/01/20	1,054,271	962,492	91,779
Barclays Bank plc	432,216,000	JPY	07/01/21	4,249,494	4,158,440	91,054
Goldman Sachs International	1,580,000	EUR	01/17/20	1,824,456	1,737,337	87,119
Barclays Bank plc	1,402,000	EUR	01/17/20	1,619,170	1,541,612	77,558
Goldman Sachs International	8,400,000	BRL	10/01/19	2,099,160	2,023,706	75,454
Citibank N.A., New York	6,200,000	BRL	01/02/20	1,511,931	1,486,495	25,436
Bank of America, N.A.	524,000	EUR	06/15/20	602,587	581,888	20,699
JPMorgan Chase Bank, N.A.	1,158,625	EUR	07/30/21	1,337,251	1,318,436	18,815
Goldman Sachs International	440,160	EUR	06/15/20	506,440	488,786	17,654
Citibank N.A., New York	295,147,500	JPY	06/01/20	2,792,207	2,775,532	16,675
JPMorgan Chase Bank, N.A.	317,158,500	JPY	09/01/20	3,014,729	2,998,926	15,803
Bank of America, N.A.	87,000,000	JPY	01/21/20	817,784	811,627	6,157
Bank of America, N.A.	110,655,300	JPY	04/15/20	1,043,730	1,037,665	6,065
Bank of America, N.A.	129,064,500	JPY	06/22/20	1,220,699	1,215,231	5,468
Goldman Sachs International	268,900,000	JPY	10/21/19	2,494,631	2,490,768	3,863

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

Goldman Sachs International	882,300,000	JPY	01/10/20	8,229,336	8,225,474	3,862
JPMorgan Chase Bank, N.A.	34,017,000	JPY	03/23/20	321,261	318,551	2,710
JPMorgan Chase Bank, N.A.	47,023,500	JPY	06/01/20	444,435	442,203	2,232
Goldman Sachs International	430,000	BRL	07/01/21	100,738	98,520	2,218
Goldman Sachs International	20,207,000	JPY	03/23/20	190,908	189,228	1,680
Deutsche Bank AG	1,661,124,664	KRW	08/04/21	1,416,617	1,416,039	578
Goldman Sachs International	5,207,270	JPY	06/22/20	49,281	49,030	251
Citibank N.A., New York	220,600,000	JPY	01/10/20	2,056,819	2,056,602	217
JPMorgan Chase Bank, N.A.	8,625	EUR	07/30/20	9,746	9,605	141
Citibank N.A., New York	391,000	JPY	01/06/20	3,739	3,644	95
Citibank N.A., New York	391,000	JPY	07/01/20	3,777	3,684	93
Citibank N.A., New York	391,000	JPY	01/04/21	3,816	3,724	92
Barclays Bank plc	216,000	JPY	01/06/20	2,063	2,013	50
Barclays Bank plc	216,000	JPY	07/01/20	2,084	2,035	49
Barclays Bank plc	216,000	JPY	01/04/21	2,104	2,057	47
Citibank N.A., New York	147,500	JPY	12/02/19	1,378	1,370	8
JPMorgan Chase Bank, N.A.	158,500	JPY	03/02/20	1,489	1,482	7
Bank of America, N.A.	55,300	JPY	10/15/19	515	512	3
Goldman Sachs International	56,650	JPY	12/20/19	529	527	2
Bank of America, N.A.	64,500	JPY	12/20/19	602	600	2
JPMorgan Chase Bank, N.A.	23,500	JPY	12/02/19	219	218	1
Deutsche Bank AG	4,434,664	KRW	08/05/20	3,738	3,738	—
Deutsche Bank AG	4,434,664	KRW	02/04/21	3,760	3,760	—
Deutsche Bank AG	4,290,055	KRW	05/07/21	3,646	3,647	(1)
Deutsche Bank AG	4,434,664	KRW	11/06/19	3,701	3,702	(1)
Deutsche Bank AG	4,338,258	KRW	05/11/20	3,643	3,644	(1)
Deutsche Bank AG	4,434,664	KRW	11/04/20	3,748	3,749	(1)
Deutsche Bank AG	4,434,664	KRW	02/05/20	3,713	3,714	(1)
Citibank N.A., New York	44,221	ILS	04/30/20	12,892	12,920	(28)
Bank of America, N.A.	37,603	ILS	04/30/20	10,957	10,986	(29)
Bank of America, N.A.	16,545	ILS	01/31/20	4,747	4,803	(56)
Bank of America, N.A.	16,500	ILS	02/01/21	4,821	4,889	(68)
Goldman Sachs International	20,255	ILS	04/30/20	5,831	5,918	(87)
Bank of America, N.A.	316,500	ILS	01/31/22	93,833	95,157	(1,324)
Bank of America, N.A.	3,787,500	ILS	04/30/21	1,121,194	1,126,467	(5,273)
Citibank N.A., New York	4,454,100	ILS	04/30/21	1,317,860	1,324,725	(6,865)
Goldman Sachs International	2,040,200	ILS	04/30/21	597,396	606,790	(9,394)
Goldman Sachs International	2,426,500	ILS	01/31/22	718,462	729,540	(11,078)
Barclays Bank plc	3,885,000	ILS	01/31/20	1,099,166	1,127,804	(28,638)
Goldman Sachs International	14,699,545	ILS	02/01/21	4,295,800	4,355,198	(59,398)
Goldman Sachs International	7,654,000	ILS	01/31/20	2,113,065	2,221,934	(108,869)
						$1,482,437

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized (Depreciation)
Citibank N.A., New York	3,925,000	BRL	10/01/19	$954,547	$ 945,601	$ (8,946)
Morgan Stanley Capital Services LLC	35,325,000	BRL	10/01/19	8,559,894	8,510,408	(49,486)
						$(58,432)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2019.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $168,196,414 (cost $168,097,724), or 43.8% of total net assets.

3
Variable rate security.  Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4	Rate indicated is the effective yield at the time of purchase.
5	Security is a step up bond with a 4.00% coupon rate until July 25, 2021. Future rates range from 7.00% to 8.00% with future step up dates ranging from July 26, 2021 to July 26, 2022.
6	Security is an interest-only strip.
7	Zero coupon rate security.
8	Face amount of security is adjusted for inflation.
9	Repurchase Agreements - See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$924,058	$—	$—	$924,058
Asset-Backed Securities	—	132,790,934	2,900,000	135,690,934
Collateralized Mortgage Obligations	—	83,106,429	—	83,106,429
Foreign Government Debt	—	63,936,068	—	63,936,068
Corporate Bonds	—	62,775,184	—	62,775,184
U.S. Government Securities	—	3,799,138	—	3,799,138
Senior Floating Rate Interests	—	3,131,228	—	3,131,228
Repurchase Agreements	—	21,652,761	—	21,652,761
Commercial Paper	—	7,573,701	—	7,573,701
Interest Rate Swap Agreements**	—	3,799	—	3,799
Forward Foreign Currency Exchange Contracts**	—	1,713,549	—	1,713,549
Total Assets	$924,058	$380,482,791	$2,900,000	$384,306,849

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$938,863	$—	$938,863
Interest Rate Swap Agreements**	—	1,750,291	—	1,750,291
Total Return Swap Agreements**	—	6,816	—	6,816
Forward Foreign Currency Exchange Contracts**	—	289,544	—	289,544
Total Liabilities	$—	$2,985,514	$—	$2,985,514

** This derivative is reported as unrealized appreciation/depreciation at period end.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			HSI Asset Securitization Corp. Trust
2.33% - 2.47%			2.21%
11/01/19 - 12/16/19	$5,750,000	$5,785,678	01/25/37	$8,500,000	$6,692,050

			Structured Asset Securities Corp. Mortgage Loan Trust
			2.22%
			06/25/37	1,547,000	1,069,905

			Saxon Asset Securities Trust
			2.47%
			11/25/37	308,000	300,208
				$10,355,000	$8,062,163

Societe Generale			Freddie Mac Structured Agency Credit Risk Debt Notes
2.54% - 2.74% (3 Month USD LIBOR + 0.40%)			5.57%
04/07/20*	5,588,327	5,693,706	08/25/29	1,525,074	1,601,480

			Freddie Mac Structured Agency Credit Risk Debt Notes
			4.67%
			12/25/29	1,247,000	1,249,993

			Motel 6 Trust
			6.16%
			08/15/34	1,109,000	1,115,210

			Fannie Mae Connecticut Avenue Securities
			4.57%
			12/25/30	1,050,000	1,068,060

			Citigroup Commercial Mortgage Trust
			4.71%
			12/15/36	1,050,000	1,050,630

			BBCMS Trust
			5.06%
			07/15/37	1,050,000	1,050,000
				$7,031,074	$7,135,373

J.P. Morgan Securities LLC			U.S. Treasury N/B
2.35% - 3.00%			2.63%
10/01/19	5,232,000	5,232,383	02/28/23	2,000,000	2,069,200

			U.S. Treasury N/B
			2.50%
			05/15/24	1,456,000	1,515,987

			Ginnie Mae II Pool
			4.50%
			06/20/49	894,000	938,700

			Fannie Mae Pool
			3.50%
			09/01/49	800,000	821,920
				$5,150,000	$5,345,807

Deutsche Bank			Octagon Investment Partners 29 Ltd.
2.62%			8.83%
11/06/19	2,573,000	2,590,223	01/24/28	3,600,000	3,588,120

Barclays Capital, Inc.			Murphy Oil USA Inc.
2.27% (1 Month USD LIBOR + 0.25%)			4.75%
11/04/19*	1,509,434	1,513,322	09/15/29	1,454,000	1,486,715

			Goldman Sachs Group Inc.
			5.00%
			Perpetual Maturity	153,000	150,200
				$1,607,000	$1,636,915

BofA Securities, Inc.			U.S. Treasury N/B
2.80%			1.50%
10/01/19	1,000,000	1,000,078	09/30/24	1,026,000	1,023,435

*  Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Shares	Value
MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Prime Cash Management Institutional Shares 1.83%[1]	848,603	$848,603
Total Money Market Fund
(Cost $848,603)		848,603

	Face
	Amount~
ASSET-BACKED SECURITIES†† - 35.8%
Collateralized Loan Obligations - 23.0%
Telos CLO Ltd.
2017-6A, 3.57% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	2,399,173	2,400,897
Garrison BSL CLO Ltd.
2018-1A, 3.95% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,000,000	991,001
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	900,000	900,076
Flagship CLO VIII Ltd.
2018-8A, 4.12% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	1,800,000	1,765,253
MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	1,750,000	1,750,036
Denali Capital CLO XI Ltd.
2018-1A, 3.41% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	1,750,000	1,748,668
KVK CLO 2013-1 Ltd.
2017-1A, 3.75% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,750,000	1,725,488
ALM XII Ltd.
2018-12A, 3.21% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[2,3]	1,562,168	1,561,942
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	1,519,544	1,520,592
Venture XII CLO Ltd.
2018-12A, 2.94% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	1,512,475	1,507,626

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.8% (continued)
Collateralized Loan Obligations - 23.0% (continued)
Cent CLO 24 Ltd.
2018-24A, 3.95% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/15/26[2,3]	1,500,000	$1,491,073
Seneca Park CLO Limited
2017-1A, 3.42% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	1,373,981	1,376,798
Crown Point CLO III Ltd.
2017-3A, 3.75% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[2,3]	1,100,000	1,092,587
Octagon Investment Partners XIX Ltd.
2017-1A, 3.40% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[2,3]	1,010,744	1,011,290
THL Credit Wind River CLO Ltd.
2019-1A, 3.18% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	1,000,000	1,000,226
Mountain Hawk II CLO Ltd.
2018-2A, 3.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	1,000,000	1,000,138
Palmer Square Loan Funding Ltd.
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	1,000,000	999,050
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	1,000,000	999,007
MidOcean Credit CLO IV
2018-4A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	995,874	991,307
Midocean Credit CLO V
2018-5A, 3.90% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	1,000,000	988,260
Golub Capital BDC CLO LLC
2018-1A, 3.68% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[2,3]	1,000,000	986,493

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.8% (continued)
Collateralized Loan Obligations - 23.0% (continued)
Golub Capital Partners CLO Ltd.
2018-36A, 3.59% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	1,000,000	$984,940
ACIS CLO Ltd.
2015-6A, 3.84% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	880,745	881,359
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.04% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	875,173	871,942
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	850,000	837,361
AIMCO CLO Series 2018-A
2018-AA, 2.85% (3 Month USD LIBOR + 0.55%) due 04/17/31[2,3]	750,000	749,167
Cent CLO Ltd.
2013-19A, 3.59% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	586,798	586,966
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	503,135	502,298
BDS
2018-FL2, 2.97% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	485,557	484,431
Marathon CLO V Ltd.
2017-5A, 3.02% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	486,246	484,321
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[2,3]	437,333	434,925
Staniford Street CLO Ltd.
2017-1A, 3.30% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 06/15/25[2,3]	259,449	259,345

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.8% (continued)
Collateralized Loan Obligations - 23.0% (continued)
Dryden XXV Senior Loan Fund
2017-25A, 3.65% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	153,341	$151,034
Total Collateralized Loan Obligations		35,035,897
Credit Card - 4.9%
Capital One Multi-Asset Execution Trust
2017-A4, 1.99% due 07/17/23	3,250,000	3,250,752
American Express Credit Account Master Trust
2018-1, 2.67% due 10/17/22	1,800,000	1,804,613
Citibank Credit Card Issuance Trust
2017-A3, 1.92% due 04/07/22	1,250,000	1,249,175
Chase Issuance Trust
2015-A4, 1.84% due 04/15/22	1,100,000	1,098,820
Total Credit Card		7,403,360
Financial - 3.4%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[2,3]	1,100,000	1,100,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,2,3	750,000	750,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,2,3	700,000	700,000
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[2,3]	500,000	500,506
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[2,3]	250,000	250,145
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[2,3]	200,000	200,000
Barclays Bank plc
GMTN, 2.86% due 10/31/19	850,000	850,123
GMTN, 2.62% (1 Month USD LIBOR + 0.60%) due 06/02/20[2,3]	650,000	648,621

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 35.8% (continued)
Financial - 3.4% (continued)
Madison Avenue Securitization Trust
due 11/01/20[3]	250,000	$250,000
Total Financial		5,249,395
Automotive - 2.1%
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[2]	1,300,000	1,300,988
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[2]	1,050,000	1,051,474
Carmax Auto Owner Trust
2019-3, 2.26% due 08/17/20	830,991	830,918
Total Automotive		3,183,380
Transport-Container - 1.0%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	1,087,500	1,087,345
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	447,917	447,553
Total Transport-Container		1,534,898
Collateralized Debt Obligations - 0.8%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[2]	1,250,000	1,255,368
Transport-Aircraft - 0.6%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	859,205	879,488
Total Asset-Backed Securities
(Cost $54,663,135)		54,541,786
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6%
Residential Mortgage Backed Securities - 19.6%
Ocwen Master Advance Receivables Trust
2019-T1, 2.51% due 08/15/50[2]	3,000,000	3,007,422
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	2,334,076	2,276,384
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	1,067,751	1,051,455

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 19.6% (continued)
2008-BC4, 2.65% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	937,722	$935,405
2006-NC1, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	86,924	86,577
New Residential Mortgage Loan Trust
2018-4A, 2.77% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 01/25/48[2,3]	1,068,462	1,065,290
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	956,849	976,051
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	1,114,161	1,086,299
2006-1, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[3]	654,487	654,218
CSMC Series
2014-7R, 2.30% (WAC) due 10/27/36[2,3]	840,289	835,032
2014-2R, 2.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	772,726	751,114
Towd Point Mortgage Trust
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	811,859	808,737
2018-2, 3.25% (WAC) due 03/25/58[2,3]	710,433	723,422
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	1,472,460	1,490,017
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	1,197,350	1,131,549
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 2.45% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,000,000	1,002,041

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 19.6% (continued)
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.51% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	1,000,000	$1,001,426
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	1,000,000	991,520
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	919,566	920,789
HarborView Mortgage Loan Trust
2006-14, 2.21% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	896,053	889,276
NovaStar Mortgage Funding Trust Series
2007-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	898,064	872,780
Countrywide Asset-Backed Certificates
2006-6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	863,420	855,603
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[2]	850,000	851,801
FBR Securitization Trust
2005-2, 2.77% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	819,985	821,615
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,5]	758,815	767,274
CIT Mortgage Loan Trust
2007-1, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	569,638	575,971

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Residential Mortgage Backed Securities - 19.6% (continued)
2007-1, 3.47% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	157,848	$158,554
Structured Asset Investment Loan Trust
2005-2, 2.75% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	377,976	378,379
2005-1, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	313,506	313,783
GSAMP Trust
2005-HE6, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	630,592	632,023
Encore Credit Receivables Trust
2005-4, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[3]	630,588	630,694
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[2,3]	500,000	506,172
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[2,3]	334,681	335,376
LSTAR Securities Investment Trust
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[2,3]	257,416	257,172
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	143,433	144,364
Accredited Mortgage Loan Trust
2007-1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[3]	9,381	9,362
Total Residential Mortgage Backed Securities		29,794,947
Commercial Mortgage Backed Securities - 2.0%
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.28% (WAC) due 02/15/50[3,6]	23,902,714	1,507,508

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.6% (continued)
Commercial Mortgage Backed Securities - 2.0% (continued)
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[2]	600,000	$609,930
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[2]	500,000	520,487
Aventura Mall Trust
2013-AVM, 3.87% (WAC) due 12/05/32[2,3]	250,000	252,937
Aventura Mall Trust 2013-AVM
2013-AVM, 3.87% (WAC) due 12/05/32[2,3]	200,000	202,350
Total Commercial Mortgage Backed Securities		3,093,212
Total Collateralized Mortgage Obligations
(Cost $32,629,998)		32,888,159
CORPORATE BONDS†† - 18.1%
Financial - 9.2%
UBS AG
2.62% (3 Month USD LIBOR + 0.48%) due 12/01/20[2,3]	1,100,000	1,102,785
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[2,3]	370,000	370,992
Bank of America Corp.
2.94% (3 Month USD LIBOR + 0.66%) due 07/21/21[3]	1,295,000	1,298,557
Capital One Financial Corp.
2.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	1,060,000	1,061,656
2.94% (3 Month USD LIBOR + 0.76%) due 05/12/20[3]	150,000	150,480
Goldman Sachs Group, Inc.
3.90% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	800,000	815,487
3.32% (3 Month USD LIBOR + 1.20%) due 09/15/20[3]	300,000	302,313
Sumitomo Mitsui Financial Group, Inc.
3.44% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,100,000	1,113,819
Australia & New Zealand Banking Group Ltd.
3.13% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	1,100,000	1,112,412
Wells Fargo & Co.
3.11% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	1,100,000	1,106,736
Mizuho Financial Group, Inc.
3.27% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	650,000	657,649
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[3]	550,000	550,203

	Face
	Amount~	Value
CORPORATE BONDS†† - 18.1% (continued)
Financial - 9.2% (continued)
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	380,000	$380,539
Lloyds Bank Corporate Markets plc NY
2.66% (3 Month USD LIBOR + 0.37%) due 08/05/20[3]	380,000	380,410
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[3]	380,000	380,310
Credit Agricole Corporate & Investment Bank S.A.
2.69% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 05/03/21[2,3]	375,000	375,167
Morgan Stanley
5.50% due 07/24/20	300,000	308,083
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	300,000	304,121
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[2]	300,000	302,104
JPMorgan Chase & Co.
2.40% due 06/07/21	264,000	265,255
Svenska Handelsbanken AB
3.35% due 05/24/21	250,000	255,240
Mitsubishi UFJ Financial Group, Inc.
4.02% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	247,000	252,177
Sumitomo Mitsui Banking Corp.
2.65% (3 Month USD LIBOR + 0.35%) due 01/17/20[3]	250,000	250,232
American International Group, Inc.
6.40% due 12/15/20	220,000	231,182
Citigroup, Inc.
3.48% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	200,000	202,984
Santander UK plc
2.59% (3 Month USD LIBOR + 0.30%) due 11/03/20[3]	200,000	199,874
Essex Portfolio, LP
5.20% due 03/15/21	100,000	103,464
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	84,000	84,008
AXIS Specialty Finance LLC
5.88% due 06/01/20	40,000	40,933
Nomura Holdings, Inc.
6.70% due 03/04/20	30,000	30,599
Total Financial		13,989,771
Consumer, Non-cyclical - 4.4%
Cigna Corp.
2.79% (3 Month USD LIBOR + 0.65%) due 09/17/21[3]	1,300,000	1,300,045

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† - 18.1% (continued)
Consumer, Non-cyclical - 4.4% (continued)
General Mills, Inc.
2.86% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	1,250,000	$1,252,838
Zimmer Biomet Holdings, Inc.
2.91% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	700,000	700,012
2.70% due 04/01/20	300,000	300,512
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	750,000	752,979
CVS Health Corp.
2.82% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	500,000	502,411
2.73% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	55,000	55,109
Mondelez International, Inc.
3.00% due 05/07/20	420,000	422,150
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	350,000	352,660
Conagra Brands, Inc.
3.03% (3 Month USD LIBOR + 0.75%) due 10/22/20[3]	300,000	300,061
Molson Coors Brewing Co.
2.25% due 03/15/20	300,000	299,817
Reynolds American, Inc.
6.88% due 05/01/20	165,000	169,317
Anthem, Inc.
4.35% due 08/15/20	110,000	112,167
Zoetis, Inc.
3.45% due 11/13/20	70,000	70,905
Biogen, Inc.
2.90% due 09/15/20	50,000	50,360
Quest Diagnostics, Inc.
2.50% due 03/30/20	40,000	40,040
Total Consumer, Non-cyclical		6,681,383
Energy - 1.8%
Phillips 66
2.73% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	800,000	800,036
Equities Corp.
2.87% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	750,000	748,293
Energy Transfer Operating, LP
7.50% due 10/15/20	300,000	315,269
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	300,000	309,874
Occidental Petroleum Corp.
2.60% due 08/13/21	300,000	301,954
Marathon Petroleum Corp.
3.40% due 12/15/20	260,000	262,870
Total Energy		2,738,296
Industrial - 1.6%
Siemens Financieringsmaatschappij N.V.
2.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	760,000	766,346

	Face
	Amount~	Value
CORPORATE BONDS†† - 18.1% (continued)
Industrial - 1.6% (continued)
Aviation Capital Group LLC
2.88% due 01/20/22[2]	450,000	$451,821
L3Harris Technologies, Inc.
2.70% due 04/27/20	300,000	300,601
Rolls-Royce plc
2.38% due 10/14/20[2]	300,000	300,336
Textron, Inc.
2.73% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	200,000	199,910
Ryder System, Inc.
2.50% due 05/11/20	180,000	180,309
Penske Truck Leasing Company Lp / PTL Finance Corp.
3.05% due 01/09/20[2]	110,000	110,132
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	50,000	50,091
GATX Corp.
2.60% due 03/30/20	25,000	25,024
Total Industrial		2,384,570
Technology - 0.5%
International Business Machines Corp.
2.80% due 05/13/21	400,000	405,356
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	300,000	299,981
CA, Inc.
5.38% due 12/01/19	120,000	120,576
Fiserv, Inc.
2.70% due 06/01/20	20,000	20,053
Total Technology		845,966
Utilities - 0.3%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]	380,000	380,161
PSEG Power LLC
5.13% due 04/15/20	50,000	50,759
Total Utilities		430,920
Communications - 0.2%
Telefonica Emisiones S.A.
5.13% due 04/27/20	385,000	391,160
Basic Materials - 0.1%
Georgia-Pacific LLC
5.40% due 11/01/20[2]	100,000	103,442
Total Corporate Bonds
(Cost $27,495,364)		27,565,508
FOREIGN GOVERNMENT DEBT†† - 15.0%
Government of Japan
due 01/10/20[7]	JPY 383,900,000	3,553,303
0.10% due 07/01/21	JPY 362,000,000	3,372,488
0.10% due 06/01/20	JPY 138,000,000	1,279,849
0.10% due 09/01/20	JPY 128,000,000	1,188,468
due 01/20/20[7]	JPY 76,000,000	703,498
0.10% due 06/20/20	JPY 52,000,000	482,344

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† - 15.0% (continued)
0.10% due 04/15/20	JPY 45,700,000	$423,619
due 10/21/19[7]	JPY 45,350,000	419,504
0.10% due 03/20/20	JPY 13,000,000	120,465
2.40% due 03/20/20	JPY 6,000,000	56,191
2.20% due 06/22/20	JPY 2,100,000	19,774
1.30% due 03/20/20	JPY 2,000,000	18,636
State of Israel
0.50% due 01/31/21	ILS 5,850,000	1,690,934
5.00% due 01/31/20	ILS 4,400,000	1,285,728
1.00% due 04/30/21	ILS 3,350,000	976,390
5.50% due 01/31/22	ILS 1,090,000	351,711
Federative Republic of Brazil
due 07/01/20[7]	BRL 9,590,000	2,230,689
due 07/01/21[7]	BRL 5,910,000	1,302,339
due 01/01/20[7]	BRL 2,900,000	689,957
Kingdom of Spain
4.00% due 04/30/20	EUR 1,000,000	1,118,426
due 01/17/20[7]	EUR 526,000	574,276
Republic of Portugal
due 01/17/20[7]	EUR 620,000	676,860
4.80% due 06/15/20	EUR 332,000	375,518
Total Foreign Government Debt
(Cost $23,163,188)		22,910,967
U.S. GOVERNMENT SECURITIES†† - 1.0%
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[8]	1,513,859	1,509,246
Total U.S. Government Securities
(Cost $1,514,812)		1,509,246
SENIOR FLOATING RATE INTERESTS††,3 - 0.9%
Industrial - 0.4%
Fly Leasing Ltd.
4.18% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 02/09/23	546,121	546,574
Communications - 0.3%
Sprint Communications, Inc.
4.56% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24	415,984	412,735

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 0.9% (continued)
Consumer, Cyclical - 0.2%
At Home Holding III Corp.
5.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	394,845	$355,361
Total Senior Floating Rate Interests
(Cost $1,357,351)		1,314,670
REPURCHASE AGREEMENTS††,9 - 5.3%
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35%	1,601,000	1,601,000
due 10/01/19
issued 09/24/19 at 3.00%	500,000	500,000
due 10/01/19
issued 09/25/19 at 3.00%	200,000	200,000
due 10/01/19
issued 09/27/19 at 2.50%	198,000	198,000
due 10/01/19
issued 09/30/19 at 2.37%	101,000	101,000
due 10/01/19
BNP Paribas
issued 08/01/19 at 2.47%	1,900,000	1,900,000
due 11/01/19
issued 08/09/19 at 2.47%	350,000	350,000
due 11/01/19
Societe Generale
issued 07/09/19 at 2.74% (3 Month USD LIBOR + 0.40%)	966,981	966,981
due 04/07/20[3]
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%)	550,000	550,000
due 04/07/20[3]
Deutsche Bank
issued 08/06/19 at 2.62%	1,072,000	1,072,000
due 11/06/19
BofA Securities, Inc.
issued 09/25/19 at 2.80%	700,000	700,000
due 10/01/19
Total Repurchase Agreements
(Cost $8,138,981)		8,138,981
COMMERCIAL PAPER†† - 1.0%
McKesson Corp.
2.55% due 10/04/19[2,4]	1,500,000	1,499,681
Total Commercial Paper
(Cost $1,499,681)		1,499,681
Total Investments - 99.3%
(Cost $151,311,113)		$151,217,601
Other Assets & Liabilities, net - 0.7%		1,007,249
Total Net Assets - 100.0%		$152,224,850

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$23,550,000	$(511,292)	$(233,914)	$(277,378)

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	$1,560,000	$ (31,028)	$ (300)	$(30,728)
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	3,540,000	(70,413)	(5,313)	(65,100)
						$(101,441)	$(5,613)	$(95,828)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	$714,000	$1,405	$1,237	$168
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	550,000	1,238	285	953
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	492,000	1,099	1,000	99
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	289,000	636	641	(5)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	289,000	(636)	88	(724)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	492,000	(1,099)	87	(1,186)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	714,000	(1,406)	92	(1,498)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.28%	Quarterly	11/07/28	300,000	(44,239)	460	(44,699)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.21%	Quarterly	11/07/25	950,000	(94,440)	299	(94,739)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23	1,550,000	(102,569)	(7,456)	(95,113)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	4,950,000	(154,665)	1,025	(155,690)
								$(394,676)	$(2,242)	$(392,434)

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58%	At Maturity	08/04/21	N/A	$549,103	$(2,716)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	6,200,000	BRL	10/01/19	$1,579,771	$1,493,688	$86,083
Goldman Sachs International	3,800,000	BRL	07/01/20	986,757	900,855	85,902
Citibank N.A., New York	5,790,000	BRL	07/01/20	1,447,731	1,372,618	75,113
Citibank N.A., New York	4,640,000	BRL	10/01/19	1,179,898	1,117,857	62,041
Citibank N.A., New York	188,094,000	JPY	07/01/21	1,852,084	1,809,691	42,393
Goldman Sachs International	4,300,000	BRL	10/01/19	1,077,470	1,035,945	41,525
Goldman Sachs International	1,040,000	EUR	04/30/20	1,192,672	1,151,485	41,187
Barclays Bank plc	174,087,000	JPY	07/01/21	1,711,601	1,674,927	36,674

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

Citibank N.A., New York	2,380,000	BRL	07/01/21	581,469	545,297	36,172
Goldman Sachs International	620,000	EUR	01/17/20	715,926	681,740	34,186
JPMorgan Chase Bank, N.A.	3,100,000	BRL	07/01/21	742,782	710,261	32,521
Barclays Bank plc	526,000	EUR	01/17/20	607,477	578,379	29,098
Citibank N.A., New York	2,900,000	BRL	01/02/20	706,945	695,296	11,649
Bank of America, N.A.	188,640	EUR	06/15/20	216,932	209,480	7,452
Citibank N.A., New York	119,059,500	JPY	06/01/20	1,126,348	1,119,621	6,727
Goldman Sachs International	159,296	EUR	06/15/20	183,283	176,894	6,389
JPMorgan Chase Bank, N.A.	128,064,000	JPY	09/01/20	1,217,304	1,210,923	6,381
Bank of America, N.A.	76,000,000	JPY	01/21/20	714,387	709,008	5,379
Bank of America, N.A.	45,722,850	JPY	04/15/20	431,270	428,764	2,506
Goldman Sachs International	430,000	BRL	07/01/21	100,738	98,520	2,218
Bank of America, N.A.	52,026,000	JPY	06/22/20	492,065	489,861	2,204
Goldman Sachs International	307,100,000	JPY	01/10/20	2,864,364	2,863,020	1,344
JPMorgan Chase Bank, N.A.	13,006,500	JPY	03/23/20	122,835	121,799	1,036
JPMorgan Chase Bank, N.A.	19,009,500	JPY	06/01/20	179,665	178,763	902
Goldman Sachs International	8,085,000	JPY	03/23/20	76,384	75,712	672
Goldman Sachs International	45,350,000	JPY	10/21/19	420,719	420,068	651
Deutsche Bank AG	662,042,439	KRW	08/04/21	564,593	564,363	230
Goldman Sachs International	2,123,353	JPY	06/22/20	20,095	19,993	102
Citibank N.A., New York	76,800,000	JPY	01/10/20	716,064	715,988	76
Citibank N.A., New York	94,000	JPY	01/06/20	899	876	23
Citibank N.A., New York	94,000	JPY	01/04/21	917	895	22
Citibank N.A., New York	94,000	JPY	07/01/20	908	886	22
Barclays Bank plc	87,000	JPY	01/06/20	831	811	20
Barclays Bank plc	87,000	JPY	07/01/20	840	820	20
Barclays Bank plc	87,000	JPY	01/04/21	848	829	19
Citibank N.A., New York	59,500	JPY	12/02/19	556	553	3
JPMorgan Chase Bank, N.A.	64,000	JPY	03/02/20	602	599	3
Bank of America, N.A.	26,000	JPY	12/20/19	243	242	1
Goldman Sachs International	23,100	JPY	12/20/19	216	215	1
Bank of America, N.A.	22,850	JPY	10/15/19	213	212	1
Deutsche Bank AG	1,767,439	KRW	02/04/21	1,498	1,498	—
Deutsche Bank AG	1,767,439	KRW	02/05/20	1,480	1,480	—
Deutsche Bank AG	1,767,439	KRW	11/04/20	1,494	1,494	—
Deutsche Bank AG	1,767,439	KRW	08/05/20	1,490	1,490	—
JPMorgan Chase Bank, N.A.	9,500	JPY	12/02/19	88	88	—
Deutsche Bank AG	1,709,805	KRW	05/07/21	1,454	1,454	—
Deutsche Bank AG	1,729,016	KRW	05/11/20	1,452	1,452	—
Deutsche Bank AG	1,767,439	KRW	11/06/19	1,476	1,476	—
Bank of America, N.A.	13,036	ILS	04/30/20	3,806	3,809	(3)
Citibank N.A., New York	3,409	ILS	04/30/20	980	996	(16)

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

Bank of America, N.A.	16,545	ILS	01/31/20	4,747	4,803	(56)
Bank of America, N.A.	16,500	ILS	02/01/21	4,821	4,889	(68)
Goldman Sachs International	17,147	ILS	04/30/20	4,934	5,009	(75)
Bank of America, N.A.	1,313,000	ILS	04/30/21	389,383	390,508	(1,125)
Bank of America, N.A.	316,500	ILS	01/31/22	93,833	95,157	(1,324)
Citibank N.A., New York	343,400	ILS	04/30/21	100,307	102,133	(1,826)
Goldman Sachs International	833,450	ILS	01/31/22	247,087	250,581	(3,494)
Goldman Sachs International	1,727,100	ILS	04/30/21	505,565	513,669	(8,104)
Barclays Bank plc	1,785,000	ILS	01/31/20	505,022	518,180	(13,158)
Goldman Sachs International	5,922,899	ILS	02/01/21	1,730,855	1,754,843	(23,988)
Goldman Sachs International	2,907,700	ILS	01/31/20	802,723	844,096	(41,373)
						$564,338

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized (Depreciation)
Citibank N.A., New York	1,514,000	BRL	10/01/19	$368,200	$364,749	$(3,451)
Morgan Stanley Capital Services LLC	13,626,000	BRL	10/01/19	3,301,829	3,282,740	(19,089)
						$(22,540)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2019.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $67,776,648 (cost $67,780,835), or 44.5% of total net assets.

3
Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4	Rate indicated is the effective yield at the time of purchase.
5	Security is a step up bond with a 4.00% coupon rate until July 25, 2021. Future rates range from 7.00% to 8.00% with future step up dates ranging from July 26, 2021 to July 26, 2022.
6	Security is an interest-only strip.
7	Zero coupon rate security.
8	Face amount of security is adjusted for inflation.
9	Repurchase Agreements - See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2019

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$848,603	$—	$—	$848,603
Asset-Backed Securities	—	53,091,786	1,450,000	54,541,786
Collateralized Mortgage Obligations	—	32,888,159	—	32,888,159
Corporate Bonds	—	27,565,508	—	27,565,508
Foreign Government Debt	—	22,910,967	—	22,910,967
U.S. Government Securities	—	1,509,246	—	1,509,246
Senior Floating Rate Interests	—	1,314,670	—	1,314,670
Repurchase Agreements	—	8,138,981	—	8,138,981
Commercial Paper	—	1,499,681	—	1,499,681
Interest Rate Swap Agreements**	—	1,220	—	1,220
Forward Foreign Currency Exchange Contracts**	—	658,948	—	658,948
Total Assets	$848,603	$149,579,166	$1,450,000	$151,877,769

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$373,206	$—	$373,206
Interest Rate Swap Agreements**	—	393,654	—	393,654
Total Return Swap Agreements**	—	2,716	—	2,716
Forward Foreign Currency Exchange Contracts**	—	117,150	—	117,150
Total Liabilities	$—	$886,726	$—	$886,726

** This derivative is reported as unrealized appreciation/depreciation at period end.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			HSI Asset Securitization Corp. Trust
2.47%			2.21%
11/01/19	$2,250,000	$2,263,993	01/25/37	$3,473,000	$2,734,293

			Structured Asset Securities Corp Mortgage Loan Trust
			2.22%
			06/25/37	637,000	440,549
				$4,110,000	$3,174,842

J.P. Morgan Securities LLC			U.S. Treasury N/B
2.35% - 3.00%			2.63%
10/01/19	2,600,000	2,600,183	02/28/23	1,575,000	1,629,495

			U.S. Treasury N/B
			2.50%
			05/15/24	485,000	504,982

			Ginnie Mae II Pool
			4.50%
			06/20/49	298,000	312,900

			Fannie Mae Pool
			3.50%
			09/01/49	200,000	205,480
				$2,558,000	$2,652,857

Societe Generale			Freddie Mac Structured Agency Credit Risk Debt Notes
2.66% - 2.74% (3 Month USD LIBOR + 0.40%)			5.57%
04/07/20*	1,516,981	1,547,967	08/25/29	645,224	677,550

			Fannie Mae Connecticut Avenue Securities
			4.57%
			12/25/30	400,000	406,880

			Citigroup Commercial Mortgage Trust
			4.71%
			12/15/36	400,000	400,240

			BBCMS Trust
			5.06%
			07/15/37	400,000	400,000
				$1,845,224	$1,884,670

Deutsche Bank			Covenant Credit Partners CLO III Ltd.
2.62%			8.45%
11/06/19	1,072,000	1,079,176	10/15/29	1,500,000	1,391,700

BofA Securities, Inc.			U.S. Treasury N/B
2.80%			1.50%
10/01/19	700,000	700,054	09/30/24	718,000	716,205

*  Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Guggenheim Strategy Fund II

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2019

ASSETS:
Investments, at value (cost $433,623,367)	$433,360,134
Repurchase agreements, at value (cost $20,780,669)	20,780,669
Segregated cash with broker	2,018,210
Unamortized upfront premiums paid on interest rate swap agreements	11,851
Unrealized appreciation on forward foreign currency exchange contracts	2,061,265
Prepaid expenses	2,091
Receivables:
Securities sold	3,609,000
Interest	1,713,924
Foreign tax reclaims	27,528
Swap settlement	1,380
Other assets	7,669
Total assets	463,593,721
LIABILITIES:
Overdraft due to custodian bank	4,963
Segregated cash due to broker	1,010,000
Unamortized upfront premiums received on credit default swap agreements	762,753
Unamortized upfront premiums received on interest rate swap agreements	16,019
Unrealized depreciation on OTC swap agreements	294,160
Unrealized depreciation on forward foreign currency exchange contracts	340,634
Protection fees on credit default swap agreements	27,552
Payable for:
Fund shares redeemed	2,110,000
Securities purchased	804,284
Distributions to shareholders	161,579
Variation margin on interest rate swap agreements	274,433
Variation margin on credit default swap agreements	9,858
Fund accounting/administration fees	5,507
Trustees’ fees*	948
Miscellaneous	85,432
Total liabilities	5,908,122
NET ASSETS	$457,685,599
NET ASSETS CONSIST OF:
Paid in capital	$459,837,019
Total distributable earnings (loss)	(2,151,420)
Net assets	$457,685,599
Capital shares outstanding	18,434,744
Net asset value per share	$24.83

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2019

ASSETS:
Investments, at value (cost $360,954,207)	$360,936,740
Repurchase agreements, at value (cost $21,652,761)	21,652,761
Segregated cash with broker	1,842,557
Unamortized upfront premiums paid on interest rate swap agreements	9,737
Unrealized appreciation on forward foreign currency exchange contracts	1,713,549
Prepaid expenses	1,893
Receivables:
Interest	1,453,227
Foreign tax reclaims	23,825
Swap Settlement	1,114
Other assets	6,868
Total assets	387,642,271
LIABILITIES:
Overdraft due to custodian bank	1,723
Segregated cash due to broker	890,000
Unamortized upfront premiums received on credit default swap agreements	593,560
Unamortized upfront premiums received on interest rate swap agreements	14,380
Unrealized depreciation on OTC swap agreements	259,474
Unrealized depreciation on forward foreign currency exchange contracts	289,544
Payable for:
Securities purchased	653,457
Variation margin on interest rate swap agreements	305,554
Distributions to shareholders	42,245
Protection fees on credit default swap agreements	21,911
Variation margin on credit default swap agreements	7,660
Fund accounting/administration fees	5,173
Trustees’ fees*	1,247
Transfer agent and administrative fees	1,171
Miscellaneous	69,599
Total liabilities	3,156,698
NET ASSETS	$384,485,573
NET ASSETS CONSIST OF:
Paid in capital	$387,085,314
Total distributable earnings (loss)	(2,599,741)
Net assets	$384,485,573
Capital shares outstanding	15,490,749
Net asset value per share	$24.82

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2019

ASSETS:
Investments, at value (cost $143,172,132)	$143,078,620
Repurchase agreements, at value (cost $8,138,981)	8,138,981
Segregated cash with broker	599,598
Unamortized upfront premiums paid on interest rate swap agreements	5,214
Unrealized appreciation on forward foreign currency exchange contracts	658,948
Prepaid expenses	1,176
Receivables:
Interest	601,602
Foreign tax reclaims	9,858
Swap settlement	444
Other assets	4,907
Total assets	153,099,348
LIABILITIES:
Overdraft due to custodian bank	4,615
Unamortized upfront premiums received on credit default swap agreements	239,527
Unamortized upfront premiums received on interest rate swap agreements	7,456
Unrealized depreciation on OTC swap agreements	98,544
Unrealized depreciation on forward foreign currency exchange contracts	117,150
Payable for:
Securities purchased	251,378
Variation margin on interest rate swap agreements	67,371
Protections fees on credit default swap agreements	8,754
Fund accounting/administration fees	5,660
Variation margin on credit default swap agreements	3,095
Trustees’ fees*	243
Miscellaneous	70,705
Total liabilities	874,498
NET ASSETS	$152,224,850
NET ASSETS CONSIST OF:
Paid in capital	$153,535,758
Total distributable earnings (loss)	(1,310,908)
Net assets	$152,224,850
Capital shares outstanding	6,142,528
Net asset value per share	$24.78

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II

STATEMENT OF
OPERATIONS
Year Ended September 30, 2019

INVESTMENT INCOME:
Interest	$14,084,950
Total investment income	14,084,950

EXPENSES:
Transfer agent and administrative fees	12,001
Fund accounting/administration fees	99,999
Professional fees	97,591
Custodian fees	54,150
Trustees’ fees*	27,562
Line of credit fees	5,187
Miscellaneous	41,015
Total expenses	337,505
Less:
Earnings credits applied	(16,826)
Net expenses	320,679
Net investment income	13,764,271

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(819,334)
Swap agreements	(695,366)
Forward foreign currency exchange contracts	760,728
Foreign currency transactions	(11,416)
Net realized loss	(765,388)

Net change in unrealized appreciation (depreciation) on:
Investments	(279,174)
Swap agreements	(2,891,530)
Forward foreign currency exchange contracts	760,294
Foreign currency translations	5,079
Net change in unrealized appreciation (depreciation)	(2,405,331)
Net realized and unrealized loss	(3,170,719)
Net increase in net assets resulting from operations	$10,593,552

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF
OPERATIONS
Year Ended September 30, 2019

INVESTMENT INCOME:
Interest	$11,975,124
Total investment income	11,975,124

EXPENSES:
Transfer agent and administrative fees	12,001
Fund accounting/administration fees	99,999
Professional fees	93,688
Custodian fees	30,215
Trustees’ fees*	26,661
Line of credit fees	8,734
Miscellaneous	36,269
Total expenses	307,567
Less:
Earnings credits applied	(9,490)
Net expenses	298,077
Net investment income	11,677,047

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,288,533)
Swap agreements	(641,556)
Forward foreign currency exchange contracts	436,183
Foreign currency transactions	(14,235)
Net realized loss	(1,508,141)

Net change in unrealized appreciation (depreciation) on:
Investments	424,919
Swap agreements	(2,888,061)
Forward foreign currency exchange contracts	821,274
Foreign currency translations	4,460
Net change in unrealized appreciation (depreciation)	(1,637,408)
Net realized and unrealized loss	(3,145,549)
Net increase in net assets resulting from operations	$8,531,498

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF
OPERATIONS
Year Ended September 30, 2019

INVESTMENT INCOME:
Interest	$4,809,496
Total investment income	4,809,496

EXPENSES:
Transfer agent and administrative fees	12,001
Fund accounting/administration fees	77,151
Professional fees	69,657
Custodian fees	40,473
Trustees’ fees*	21,314
Line of credit fees	422
Miscellaneous	30,847
Total expenses	251,865
Less:
Earnings credits applied	(3,914)
Net expenses	247,951
Net investment income	4,561,545

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(473,548)
Swap agreements	(292,367)
Forward foreign currency exchange contracts	166,243
Foreign currency transactions	3,169
Net realized loss	(596,503)

Net change in unrealized appreciation (depreciation) on:
Investments	(39,167)
Swap agreements	(818,301)
Forward foreign currency exchange contracts	288,305
Foreign currency translations	1,811
Net change in unrealized appreciation (depreciation)	(567,352)
Net realized and unrealized loss	(1,163,855)
Net increase in net assets resulting from operations	$3,397,690

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,764,271	$13,226,124
Net realized gain (loss) on investments	(765,388)	196,876
Net change in unrealized appreciation (depreciation) on investments	(2,405,331)	(426,426)
Net increase in net assets resulting from operations	10,593,552	12,996,574

Distributions to shareholders	(13,504,222)	(14,497,041)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	163,098,136	172,013,922
Distributions reinvested	10,733,435	11,776,617
Cost of shares redeemed	(210,344,007)	(179,012,405)
Net increase (decrease) from capital share transactions	(36,512,436)	4,778,134
Net increase (decrease) in net assets	(39,423,106)	3,277,667

NET ASSETS:
Beginning of year	497,108,705	493,831,038
End of year	$457,685,599	$497,108,705

CAPITAL SHARE ACTIVITY:
Shares sold	6,557,874	6,874,818
Shares issued from reinvestment of distributions	431,923	470,896
Shares redeemed	(8,452,890)	(7,154,335)
Net increase (decrease) in shares	(1,463,093)	191,379

Guggenheim Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,677,047	$10,730,382
Net realized gain (loss) on investments	(1,508,141)	372,165
Net change in unrealized appreciation (depreciation) on investments	(1,637,408)	(662,123)
Net increase in net assets resulting from operations	8,531,498	10,440,424

Distributions to shareholders	(11,493,232)	(11,188,102)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,864,956	133,901,954
Distributions reinvested	10,820,089	10,546,710
Cost of shares redeemed	(54,620,290)	(34,465,130)
Net increase (decrease) from capital share transactions	(38,935,245)	109,983,534
Net increase (decrease) in net assets	(41,896,979)	109,235,856

NET ASSETS:
Beginning of year	426,382,552	317,146,696
End of year	$384,485,573	$426,382,552

CAPITAL SHARE ACTIVITY:
Shares sold	195,789	5,346,969
Shares issued from reinvestment of distributions	435,617	421,593
Shares redeemed	(2,197,069)	(1,376,410)
Net increase (decrease) in shares	(1,565,663)	4,392,152

Guggenheim Variable Insurance Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,561,545	$4,540,971
Net realized gain (loss) on investments	(596,503)	142,632
Net change in unrealized appreciation (depreciation) on investments	(567,352)	(351,978)
Net increase in net assets resulting from operations	3,397,690	4,331,625

Distributions to shareholders	(5,261,125)	(4,526,891)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,911	27,597,892
Distributions reinvested	5,261,125	4,498,788
Cost of shares redeemed	(21,749,948)	(7,499,970)
Net increase (decrease) from capital share transactions	(16,469,912)	24,596,710
Net increase (decrease) in net assets	(18,333,347)	24,401,444

NET ASSETS:
Beginning of year	170,558,197	146,156,753
End of year	$152,224,850	$170,558,197

CAPITAL SHARE ACTIVITY:
Shares sold	—	1,098,973
Shares issued from reinvestment of distributions	212,746	179,260
Shares redeemed	(871,956)	(298,805)
Net increase (decrease) in shares	(659,210)	979,428

Guggenheim Strategy Fund II
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.98	$25.06	$24.94	$24.85	$24.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.75	.66	.56	.50	.37
Net gain (loss) on investments (realized and unrealized)	(.17)	(.02)	.14	.09	(.05)
Total from investment operations	.58	.64	.70	.59	.32
Less distributions from:
Net investment income	(.72)	(.71)	(.58)	(.50)	(.37)
Net realized gains	(.01)	(.01)	—	—	—
Total distributions	(.73)	(.72)	(.58)	(.50)	(.37)
Net asset value, end of period	$24.83	$24.98	$25.06	$24.94	$24.85

Total Return [b]	2.37%	2.60%	2.82%	2.40%	1.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$457,686	$497,109	$493,831	$359,632	$354,071
Ratios to average net assets:
Net investment income (loss)	3.01%	2.64%	2.25%	2.01%	1.50%
Total expenses [c]	0.07%	0.06%	0.09%	0.09%	0.07%
Net expenses [c,d]	0.07%	0.06%	0.09%	0.09%	0.07%
Portfolio turnover rate	44%	57%	80%	53%	55%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$25.00	$25.04	$24.98	$24.88	$24.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.75	.66	.69	.62	.49
Net gain (loss) on investments (realized and unrealized)	(.20)	(.01)	.07	.10	(.03)
Total from investment operations	.55	.65	.76	.72	.46
Less distributions from:
Net investment income	(.73)	(.68)	(.70)	(.62)	(.49)
Return of capital	—	(.01)	—	—	—
Total distributions	(.73)	(.69)	(.70)	(.62)	(.49)
Net asset value, end of period	$24.82	$25.00	$25.04	$24.98	$24.88

Total Return[b]	2.24%	2.61%	3.10%	2.94%	1.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$384,486	$426,383	$317,147	$216,737	$157,688
Ratios to average net assets:
Net investment income (loss)	3.00%	2.66%	2.75%	2.51%	1.97%
Total expenses[c]	0.08%	0.07%	0.12%	0.12%	0.11%
Net expenses[c,d]	0.08%	0.07%	0.12%	0.12%	0.11%
Portfolio turnover rate	43%	55%	78%	37%	33%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Variable Insurance Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$25.08	$25.10	$25.01	$24.88	$24.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.69	.70	.60	.49
Net gain (loss) on investments (realized and unrealized)	(.19)	(.03)	.09	.13	(.02)
Total from investment operations	.54	.66	.79	.73	.47
Less distributions from:
Net investment income	(.83)	(.68)	(.70)	(.60)	(.49)
Net realized gains	(.01)	—	—	—	—
Total distributions	(.84)	(.68)	(.70)	(.60)	(.49)
Net asset value, end of period	$24.78	$25.08	$25.10	$25.01	$24.88

Total Return[b]	2.21%	2.66%	3.20%	2.98%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,225	$170,558	$146,157	$132,278	$127,806
Ratios to average net assets:
Net investment income (loss)	2.96%	2.74%	2.80%	2.42%	1.96%
Total expenses[c]	0.16%	0.12%	0.15%	0.15%	0.12%
Net expenses[d]	0.16%	0.12%	0.15%	0.15%	0.12%
Portfolio turnover rate	44%	64%	76%	31%	41%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies
Organization
The Guggenheim Strategy Funds Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. At September 30, 2019, the Trust consisted of three Funds (collectively the “Funds”).

This report covers the following Funds:

Fund Name	Investment Company Type
Guggenheim Strategy Fund II	Diversified
Guggenheim Strategy Fund III	Diversified
Guggenheim Variable Insurance Strategy Fund III	Diversified

Guggenheim Partners Investment Management, LLC is the adviser, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

NOTES TO FINANCIAL STATEMENTS

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each securities (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests

NOTES TO FINANCIAL STATEMENTS

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at September 30, 2019.

(d) Interests in When-Issued Securities
The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Swap Agreements
Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Forward Foreign Currency Exchange Contracts
The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Currency Translations
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS

(i) Security Transactions and Paydowns
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and unsubordinated loans.

(j) Distributions
Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Expenses
Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(l) Earnings Credits
Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2019, there were no earnings credits received.

(m) Cash
The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(n) Indemnifications
Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 - Derivatives
As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

NOTES TO FINANCIAL STATEMENTS

The Funds may utilize derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not been able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Guggenheim Strategy Fund II	Income	$283,709	$—
Guggenheim Strategy Fund III	Income	228,958	—
Guggenheim Variable Insurance Strategy Fund III	Income	91,251	—

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Guggenheim Strategy Fund II	Hedge	$894,250	$36,014,333
Guggenheim Strategy Fund III	Hedge	718,500	38,039,000
Guggenheim Variable Insurance Strategy Fund III	Hedge	373,750	10,050,917

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not been able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default

NOTES TO FINANCIAL STATEMENTS

or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Guggenheim Strategy Fund II	Hedge	$—	$85,047,500
Guggenheim Strategy Fund III	Hedge	—	73,862,500
Guggenheim Variable Insurance Strategy Fund III	Hedge	—	28,300,000

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Guggenheim Strategy Fund II	Hedge, Income	$4,421,579	$73,106,859
Guggenheim Strategy Fund III	Hedge, Income	3,552,279	63,364,081
Guggenheim Variable Insurance Strategy Fund III	Hedge, Income	2,255,215	25,784,833

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit contracts		Unamortized upfront premiums received on credit default swap agreements
Unrealized depreciation on OTC swap agreements
Variation margin on credit default swap agreements

NOTES TO FINANCIAL STATEMENTS

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
Guggenheim Strategy Fund II	$4,878	$—	$2,061,265	$2,066,143
Guggenheim Strategy Fund III	3,799	—	1,713,549	1,717,348
Guggenheim Variable Insurance Strategy Fund III	1,220	—	658,948	660,168

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
Guggenheim Strategy Fund II	1,511,621	$1,175,694	$340,634	$3,027,949
Guggenheim Strategy Fund III	1,750,291	945,679	289,544	2,985,514
Guggenheim Variable Insurance Strategy Fund III	393,654	375,922	117,150	886,726

* Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For centrally-cleared swaps, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
			Forward
			Foreign
	Swaps	Swaps	Currency
	Interest Rate	Credit	Exchange
Fund	Risk	Risk	Risk	Total
Guggenheim Strategy Fund II	$(33,266)	$(662,100)	$760,728	$65,362
Guggenheim Strategy Fund III	5,180	(646,736)	436,183	(205,373)
Guggenheim Variable Insurance Strategy Fund III	(52,147)	(240,220)	166,243	(126,124)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
			Forward
			Foreign
	Swaps	Swaps	Currency
	Interest Rate	Credit	Exchange
Fund	Risk	Risk	Risk	Total
Guggenheim Strategy Fund II	$(1,715,836)	$(1,175,694)	$760,294	$(2,131,236)
Guggenheim Strategy Fund III	(1,942,382)	(945,679)	821,274	(2,066,787)
Guggenheim Variable Insurance Strategy Fund III	(442,379)	(375,922)	288,305	(529,996)

NOTES TO FINANCIAL STATEMENTS

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting
In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	$2,061,265	$—	$2,061,265	$(478,216)	$(1,010,000)	$573,049
Guggenheim Strategy Fund III	Forward foreign currency exchange contracts	1,713,549	—	1,713,549	(413,238)	(890,000)	410,311
Guggenheim Variable Insurance Strategy Fund III	Forward foreign currency exchange contracts	658,948	—	658,948	(163,391)	—	495,557

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Guggenheim Strategy Fund II	Credit default swap agreements	$285,715	$—	$285,715	$(195,249)	$—	$90,466
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	340,634	—	340,634	(282,257)	—	58,377
Guggenheim Strategy Fund II	Total return swap agreements	8,445	—	8,445	(710)	—	7,735
Guggenheim Strategy Fund III	Credit default swap agreements	252,658	—	252,658	(172,607)	—	80,051
Guggenheim Strategy Fund III	Forward foreign currency exchange contracts	289,544	—	289,544	(240,058)	—	49,486
Guggenheim Strategy Fund III	Total return swap agreements	6,816	—	6,816	(573)	—	6,243
Guggenheim Variable Insurance Strategy Fund III	Credit default swap agreements	95,828	—	95,828	(65,100)	—	30,728
Guggenheim Variable Insurance Strategy Fund III	Forward foreign currency exchange contracts	117,150	—	117,150	(98,061)	—	19,089
Guggenheim Variable Insurance Strategy Fund III	Total return swap agreements	2,716	—	2,716	(230)	—	2,486

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Strategy Fund II	BofA Securities, Inc.	Credit default swap agreements	$739,142	$—
	BofA Securities, Inc.	Interest rate swap agreements	1,279,068	—
	Citibank N.A., New York	Forward foreign currency exchange contracts	—	640,000
	J.P. Morgan Securities LLC	Forward foreign currency exchange contracts	—	370,000
Guggenheim Strategy Fund II Total			2,018,210	1,010,000
Guggenheim Strategy Fund III	BofA Securities, Inc.	Credit default swap agreements	573,454	—
	BofA Securities, Inc.	Interest rate swap agreements	1,269,103	—
	Citibank N.A., New York	Forward foreign currency exchange contracts	—	580,000
	J.P. Morgan Securities LLC	Forward foreign currency exchange contracts	—	310,000
Guggenheim Strategy Fund III Total			1,842,557	890,000
Guggenheim Variable Insurance Strategy Fund III	BofA Securities, Inc.	Credit default swap agreements	231,718	—
	BofA Securities, Inc.	Interest rate swap agreements	367,880	—
Guggenheim Variable Insurance Strategy Fund III Total			599,598	—

NOTES TO FINANCIAL STATEMENTS

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

Note 5– Investment Advisory Agreement and Other Agreements
Under the terms of an investment advisory contract, the Funds do not pay GI investment advisory fees.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, GI will voluntarily waive fees at the investing fund level. In addition, the Fund may voluntarily waive fees and reimburse other expenses. For the year ended September 30, 2019, the Funds did not waive fees or reimburse other expenses.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses.  For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

NOTES TO FINANCIAL STATEMENTS

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

	Ordinary	Long-Term	Return	Total
Fund	Income	Capital Gain	of Capital	Distributions
Guggenheim Strategy Fund II	$13,437,272	$66,950	$-	$13,504,222
Guggenheim Strategy Fund III	11,477,897	15,335	-	11,493,232
Guggenheim Variable Insurance Strategy Fund III	5,218,568	42,557	-	5,261,125

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

	Ordinary	Long-Term	Return	Total
Fund	Income	Capital Gain	of Capital	Distributions
Guggenheim Strategy Fund II	$14,382,085	$114,956	$-	$14,497,041
Guggenheim Strategy Fund III	11,090,769	97,333	-	11,188,102
Guggenheim Variable Insurance Strategy Fund III	4,507,980	18,911	-	4,526,891

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
Guggenheim Strategy Fund II	$2,673,325	$-	$(2,940,591)	$(1,047,479)	$(836,675)	$(2,151,420)
Guggenheim Strategy Fund III	2,332,937	-	(2,705,178)	(1,524,719)	(702,781)	(2,599,741)
Guggenheim Variable Insurance Strategy Fund III	454,876	-	(860,057)	(639,883)	(265,844)	(1,310,908)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund(s) were as follows:

			Total
	Unlimited		Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Guggenheim Strategy Fund II	$(973,107)	$(74,372)	$(1,047,479)
Guggenheim Strategy Fund III	(1,247,483)	(277,236)	(1,524,719)
Guggenheim Variable Insurance Strategy Fund III	(561,204)	(78,679)	(639,883)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap contracts, foreign currency gains and losses, the “mark-to-market” of certain derivatives, and distribution reclasses. Additional differences may result from the tax treatment of dividends payable and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The were no adjustments made on the Statements of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences.

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

				Net
		Tax	Tax	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Guggenheim Strategy Fund II	$454,404,036	$1,823,857	$(4,769,527)	$(2,945,670)
Guggenheim Strategy Fund III	382,606,968	1,865,822	(4,575,460)	(2,709,638)
Guggenheim Variable Insurance Strategy Fund III	151,311,113	595,290	(1,457,158)	(861,868)

Note 7 – Securities Transactions
For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund II	$142,984,160	$263,968,712
Guggenheim Strategy Fund III	119,056,019	234,224,095
Guggenheim Variable Insurance Strategy Fund III	48,099,862	91,779,875

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Guggenheim Strategy Fund II	$ —	$607,500	$(1,646)
Guggenheim Strategy Fund III	—	556,875	(1,729)
Guggenheim Variable Insurance Strategy Fund III	—	253,125	(786)

Note 8 – Line of Credit
The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A. which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2019. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.”

Note 9 - Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 10 - Recent Regulatory Reporting Updates
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 11 – Subsequent Events
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III and the Board of Trustees of Guggenheim Strategy Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Guggenheim Strategy Funds Trust (the “Trust”) (comprising Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Strategy Funds Trust at September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
November 26, 2019

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.  See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

	Qualified	Qualified
	Interest	Short-Term
Fund	Income	Capital Gain
Guggenheim Strategy Fund II	71.49%	100.00%
Guggenheim Strategy Fund III	73.43%	0.00%
Guggenheim Variable Insurance Strategy Fund III	74.32%	100.00%

With respect to the taxable year ended September 30, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:
Fund
Guggenheim Strategy Fund II	$66,950
Guggenheim Strategy Fund III	15,335
Guggenheim Variable Insurance Strategy Fund III	42,557

Special Meeting of Shareholders — Voting Results (Unaudited)

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	39,228,723	1,256,541
Angela Brock-Kyle	39,240,859	1,244,405
Donald A. Chubb, Jr.	39,445,224	1,040,040
Jerry B. Farley	39,112,746	1,372,518
Roman Friedrich III	39,158,977	1,326,287
Thomas F. Lydon, Jr.	39,211,672	1,273,592
Ronald A. Nyberg	39,192,278	1,292,986
Sandra G. Sponem	39,244,219	1,241,045
Ronald E. Toupin, Jr.	39,223,117	1,262,147
Amy J. Lee	39,240,683	1,244,581

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Strategy Funds Trust Contracts Review Committee
Guggenheim Strategy Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):
• Guggenheim Strategy Fund II (“Strategy Fund II”)	• Guggenheim Strategy Fund III (“Strategy Fund III”)
• Guggenheim Variable Insurance Strategy Fund III (“VI Strategy Fund”)
Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as each Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”).  (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.”  “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.
The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.  At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately.  Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts.  The Committee took into account various materials received from

Guggenheim and Independent Legal Counsel.  Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Advisory Agreement.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.  The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons.  In evaluating the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, the shares of which are not, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”) because such shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act.  In this connection, only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds.  The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, in light of the foregoing challenges.  The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for VI Strategy Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy and pricing.
In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees.  Guggenheim also made a presentation at the April Meeting.  Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).  The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.
Nature, Extent and Quality of Services Provided by the Adviser:  With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel.  The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds.  In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.
The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board.  The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks.  The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements.  The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Funds.  The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.
The Committee also noted the distinctive nature of the Funds, which are operated as underlying investment options to other funds and accounts managed by Guggenheim Investments as part of a specific investment strategy for the investing funds and accounts, and that the Funds are not publicly offered as a separate investment product.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.  (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment Performance:  The Committee received, for each Fund, investment returns for the since-inception, three-year, one-year and three-month periods ended December 31, 2018, noting the Funds’ inception date of March 11, 2014.  The Committee compared each Fund’s performance to the performance of a universe of other ultra-short bond funds identified by FUSE for the same time periods.  The Committee noted that each Fund’s investment results were consistent with its investment objective to seek a high level of income consistent with preservation of capital.  The Committee also observed that each Fund’s returns ranked in the second quartile or better of such Fund’s performance universe for the three-year and one-year periods ended December 31, 2018.
After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds:  The Committee considered that pursuant to the Advisory Agreement the Funds do not pay the Adviser an advisory fee.  The Committee also compared each Fund’s net effective management fee and total net expense ratio to the applicable peer group.  The Committee also reviewed the median expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the peer group of funds.  The Committee observed that each Fund’s net effective management fee1 and total net expense ratio each rank in the first quartile of such Fund’s peer group.
The Committee did not consider profitability as no advisory fee was paid by the Funds.
The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.
Economies of Scale:  The Committee did not consider economies of scale to be relevant given that no advisory fee was paid by the Funds.
Overall Conclusions
Based on the foregoing, the Committee determined that the continuation of the Advisory Agreement is in the best interest of each Fund, in light of the extent and quality of the services provided and other benefits received by the Adviser and the advisory fee structure.  In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors.  At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the  renewal of the Advisory Agreement for an additional annual term.

1 The “net effective management fee” represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2013	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2013	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2013	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2013	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158
Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration
Investment Grade Municipal
Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2013
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157
Current: Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-present);
Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration
Investment Grade Municipal
Fund (2003-2016).

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2013 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

OFFICERS

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years

Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund
Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2013
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2013
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant
Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

 * The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim
Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

    •    We use your information in connection with servicing your accounts.

    •    We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

    •    We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

    •    We use information for security purposes. We may use your information to protect our company and our customers.

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

    •    We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

    •    We use information as otherwise permitted by law, as we may notify you.

    •    Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)            (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $107,355 and $123,705 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $20,121 and $30,693 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends

o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were 20,121 and $30,693 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.

(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded  based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Strategy Funds Trust
By:      /s/ Brian E. Binder
Name: Brian E. Binder

Title:   President and Chief Executive Officer

Date:   November 27, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Brian E. Binder
Name: Brian E. Binder

Title:   President and Chief Executive Officer
Date:   November 27, 2019
By:      /s/ John L. Sullivan
Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   November 27, 2019